SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement             [ ] Confidential, For Use of the
[ ] Definitive Proxy Statement                  Commission Only (as permitted
[ ] Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ] Soliciting Material Under Rule 14a-12


                                Fifth Third Funds
                                3435 Stelzer Road

                              Columbus, Ohio 43219
                (Name of Registrant as Specified in its Charter)

                              Alan G. Priest, Esq.
                                Ropes & Gray LLP
                               One Franklin Square
                       1301 K Street, N.W., Ste. 800 East

                             Washington, D.C. 20005
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies: N/A

(2)  Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

(4)  Proposed maximum aggregate value of transaction: N/A

(5)  Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:  N/A

(2)  Form, Schedule or Registration Statement No.:  N/A

(3)  Filing Party:  N/A

(4)  Date Filed:  N/A


                                     Notes:

                        IMPORTANT SHAREHOLDER INFORMATION

                                FIFTH THIRD FUNDS

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to your Fifth Third Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to your Fifth Third Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees of the Fifth Third Funds.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Fifth Third Funds to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                               FIFTH THIRD FUNDS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Fifth Third Funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the Fifth Third Funds, will be held at 3435 Stelzer Road, Columbus, Ohio 43219 on October 30, 2003 at 9:00 a.m. Eastern time, for the following purposes:

                    VOTE                                                FUNDS VOTING
----------------------------------------------------------------------------------------------------
 [Proposal 1 is not contained in this Proxy                     Fifth Third International GDP
 Statement as it relates to shareholders of                     Fund and Fifth Third the Fifth Third
 International GDP Fund Worldwide Fund and Fifth Third          Worldwide Fund only.
 Those shareholders will receive a separate document.]
----------------------------------------------------------------------------------------------------
 2.  To elect five Trustees to the Board                        All Funds
 (four of whom are current Trustees and
 one of whom is a nominee) to serve until
 their successors are elected and qualified;
----------------------------------------------------------------------------------------------------
 3. To approve an Amended and Restated                          All Funds
 Declaration of Trust;
----------------------------------------------------------------------------------------------------
 4a. To approve a change to a fundamental                       All Funds except the Money
 investment limitation regarding                                Market Funds (Fifth Third Prime
 inter-fund lending;                                            Money Market Fund, Fifth Third
                                                                Government Money Market Fund,
                                                                Fifth Third Michigan Municipal
                                                                Money Market Fund, Fifth Third
                                                                Municipal Money Market Fund,
                                                                Fifth Third Institutional Money
                                                                Market Fund, Fifth Third
                                                                Institutional Government Money
                                                                Market Fund and Fifth Third
                                                                U.S. Treasury Money Market Fund)
----------------------------------------------------------------------------------------------------
 4b. To approve a change to a fundamental                       Money Market Funds only
 investment limitation regarding
 inter-fund lending;
----------------------------------------------------------------------------------------------------
 5. To approve an Amended and Restated                          All Funds except the Fifth
 Investment Advisory Contract;                                  Third Small Cap Value Fund
----------------------------------------------------------------------------------------------------
 6a.  To approve a change to a fundamental                      All Funds except the Ohio
 investment limitation regarding                                Municipal Bond Fund and the
 diversification;                                               Money Market Funds
----------------------------------------------------------------------------------------------------
 6b.  To approve a change to a fundamental                      Money Market Funds only
 investment limitation regarding
 diversification;
----------------------------------------------------------------------------------------------------
 7. To transact such other business as may                      All Funds
 properly come before the Meeting or any
 adjournment thereof.
----------------------------------------------------------------------------------------------------

Pursuant to instructions of the Board of Trustees of Fifth Third Funds, the close of business on September 8, 2003, has been designated as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

Shareholders are requested to promptly vote by telephone or the Internet or to execute and return promptly in the enclosed envelope the accompanying proxy card which is being solicited by Fifth Third Funds' Board of Trustees. This is important to ensure a quorum at the special meeting. Proxies may be revoked at any time before they are exercised by submitting to Fifth Third Funds a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

                                       By Order of the Trustees

                                       /s/ Rodney L. Ruehle

                                       Rodney L. Ruehle
                                       Secretary
                                       Fifth Third Funds

Columbus, Ohio
September 18, 2003

                               FIFTH THIRD FUNDS
                               3435 Stelzer Road
                              Columbus, Ohio 43219
                               September 18, 2003

To Shareholders of the Fifth Third Funds:

The purpose of this proxy is to announce that a Meeting of Shareholders of the Fifth Third Funds (each, a "Fund," and collectively, the "Funds") has been scheduled for October 30, 2003. The purpose of this Meeting is to submit to the Shareholders a vote to elect five Trustees to the Board, to approve an Amended and Restated Declaration of Trust, to approve a change to a fundamental investment limitation regarding inter-fund lending, to approve an Amended and Restated Investment Advisory Contract, to approve a change to a fundamental investment limitation regarding diversification and to transact such other business as may properly come before the Meeting or any adjournment thereof.

While you are welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card (or vote by telephone or the Internet). In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted (or vote by telephone or the Internet).

We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call the Funds directly at 1-800-282-5706.

Your vote is very important to us. As always, we thank you for your confidence and support.

                                       Sincerely yours,

                                       /s/ C. David Bunstine

                                       C. David Bunstine
                                       President
                                       Fifth Third Funds



                    PLEASE SIGN AND RETURN THE ENCLOSED PROXY
                     BALLOT CARD YOUR VOTE IS VERY IMPORTANT
                                FIFTH THIRD FUNDS

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO ELECT FIVE TRUSTEES?

A. Under the Investment Company Act of 1940 (the "1940 Act"), the Funds' Board of Trustees (the "Board") may fill vacancies on the Board or appoint new Trustees only if, immediately thereafter, at least two-thirds of the Trustees will have been elected by shareholders. Currently, one of the Funds' four Trustees has not been elected by shareholders. This means that no further Trustees may be brought on to the Board through appointment. The Trustees have determined that the size of the Board should be expanded to five members in light of a number of considerations, including the desire to appoint an audit committee financial expert to the Board. If all Trustees standing for election are approved by shareholders, 80% of the Board will consist of Trustees who are not "interested" under the 1940 Act. This is a percentage that meets or exceeds all applicable legal and industry standards.

Q. WHY IS THE BOARD PROPOSING TO AMEND AND RESTATE THE DECLARATION OF TRUST ?

A. The proposed changes to the Declaration of Trust would eliminate an unnecessary and unduly burdensome requirement and provide the Trustees with more flexibility and broader authority to take advantage of certain regulatory developments.

Q. WHY IS THE BOARD PROPOSING TO CHANGE FUNDAMENTAL INVESTMENT LIMITATIONS REGARDING INTER-FUND LENDING AND DIVERSIFICATION?

A. We are asking you to approve these changes to make the investment limitations easier to understand and to provide the Funds with greater investment flexibility. In addition to the above changes, shareholders of the Fifth Third Large Cap Opportunity Fund are being asked to approve a change in the Fund's sub-classification from diversified to non-diversified.

Q. WHY IS THE BOARD PROPOSING TO AMEND AND RESTATE THE INVESTMENT ADVISORY CONTRACT ?

A. The Funds and their investment advisor are seeking exemptive relief from the Securities and Exchange Commission ("SEC") to permit the investment advisor, subject to certain conditions, including the prior approval of the Board and shareholders of each Fund, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (the "Manager of Managers Structure"). The Board has issued such prior approval, and we now seek your prior approval by asking you to approve the Amended and Restated Investment Advisory Contract that provides for the employment of the Manager of Managers Structure with respect to each Fund. In addition to the above changes, shareholders of the Fifth Third Large Cap Opportunity Fund are being asked to approve the hiring of FTAM as the investment advisor.

Q. WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Funds as of October 30, 2003. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q. HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the Funds, including the independent members, recommends that you vote "FOR" electing the five nominees, "FOR" the approval of the Amended and Restated Declaration of Trust, "FOR" the change to a fundamental investment limitation regarding inter-fund lending, "FOR" the approval of the Amended and Restated Investment Advisory Contract, and "FOR" the change to a fundamental investment limitation regarding diversification. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q. WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact the Funds directly at 1-800-282-5706.

                    THE INFORMATION PROVIDED IN THIS "Q&A" IS
                    SUPPORTED BY DISCLOSURES CONTAINED IN THE
                          ACCOMPANYING PROXY STATEMENT

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                FIFTH THIRD FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                            A MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 30, 2003

                                 PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of the Fifth Third Funds (each a "Fund," and collectively, the "Funds"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Funds at the above address or by appearing personally and electing to vote on October 30, 2003 at the Meeting of Shareholders of the Fund at 9:00 a.m. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219. The cost of preparing and mailing the Notice of Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Funds. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Funds [FIFTH THIRD TO PROVIDE 3RD PARTY PROXY SOLICITATION DETAILS]. In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

Only Shareholders of record at the close of business on September 8, 2003 will be entitled to vote at the Meeting. On September 8, 2003, the Funds had outstanding the following number of Shares, each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting: [BISYS TO PROVIDE]

--------------------------------------------------------------------------------
 Fifth Third Small Cap     Fifth Third LifeModel     Fifth Third U.S. Government
 Value Fund                Moderately Aggressive     Bond Fund
   Institutional:          FundTM                      Institutional:
   Advisor:                 Institutional:             Class A:
   Class A:                 Class A:                   Class C:
   Class B:                 Class B:
   Class C:                 Class C:
--------------------------------------------------------------------------------
 Fifth Third Small Cap     Fifth Third LifeModel     Fifth Third Municipal
 Growth Fund               Moderate FundTM           Bond Fund
   Institutional:           Institutional:             Institutional:
   Advisor:                 Class A:                   Advisor:
   Class A:                 Class B:                   Class A:
   Class B:                 Class C:                   Class B:
   Class C:                                            Class C:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fifth Third Mid Cap       Fifth Third LifeModel     Fifth Third Intermediate
 Growth Fund               Moderately Conservative   Municipal Bond Fund
   Institutional:          FundTM                      Institutional:
   Advisor:                 Institutional:             Class A:
   Class A:                 Class A:                   Class B:
   Class B:                 Class B:                   Class C:
   Class C:                 Class C:
--------------------------------------------------------------------------------
 Fifth Third Large Cap     Fifth Third LifeModel     Fifth Third Ohio
 Opportunity Fund          Conservative FundTM       Municipal Bond Fund
   Institutional:           Institutional:             Institutional:
   Class A:                 Class A:                   Class A:
   Class B:                 Class B:                   Class B:
   Class C:                 Class C:
--------------------------------------------------------------------------------
 Fifth Third Quality       Fifth Third Strategic     Fifth Third Michigan
 Growth Fund               Income Fund               Municipal Bond Fund
   Institutional:           Institutional:             Institutional:
   Advisor:                 Advisor:                   Class A:
   Class A:                 Class C:                   Class B:
   Class B:                                            Class C:
   Class C:
--------------------------------------------------------------------------------
 Fifth Third Large Cap     Fifth Third Technology    Fifth Third Prime Money
 Core Fund                 Fund                      Market Fund
   Institutional:           Institutional:             Institutional:
   Class A:                 Advisor:                   Class A:
   Class B:                 Class A:                   Class B:
   Class C:                 Class B:                   Class C:
                            Class C:
--------------------------------------------------------------------------------
 Fifth Third Equity Index  Fifth Third International Fifth Third Government
 Fund                      Equity Fund               Money Market Fund
   Institutional:           Institutional:             Institutional:
   Advisor::                Advisor:                   Class A:
   Class A                  Class A:
   Class B:                 Class B:
   Class C:                 Class C:
   Select:
   Preferred:
   Trust:
--------------------------------------------------------------------------------
 Fifth Third Balanced Fund Fifth Third Bond Fund     Fifth Third Michigan
   Institutional:           Institutional:           Municipal Money
   Advisor:                 Advisor:                 Market Fund
   Class A:                 Class A:                   Institutional:
   Class B:                 Class B:                   Class A:
   Class C:                 Class C:
--------------------------------------------------------------------------------
 Fifth Third Micro Cap     Fifth Third Intermediate  Fifth Third Municipal
 Value Fund                Bond Fund                 Money Market Fund
   Institutional:           Institutional:             Institutional:
   Advisor:                 Class A:                   Class A:
   Class A:                 Class B:
   Class B:                 Class C:
   Class C:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fifth Third Multi Cap     Fifth Third Short Term    Fifth Third Institutional
 Value Fund                Bond Fund                 Money Market Fund
   Institutional:           Institutional:             Institutional:
   Advisor:                 Class A:
   Class A:                 Class C:
   Class B:
   Class C:
--------------------------------------------------------------------------------
 Fifth Third Disciplined   Fifth Third Institutional
 Large Cap Value Fund      Government Money
   Institutional:          Market Fund
   Class A:                 Institutional:
   Class B:
   Class C:
--------------------------------------------------------------------------------
 Fifth Third LifeModel     Fifth Third U.S. Treasury
 Aggressive FundTM         Money Market Fund
   Institutional:
   Class A:
   Class B:
   Class C:
   Institutional:
--------------------------------------------------------------------------------


The Funds' Declaration of Trust and Bylaws do not provide for annual shareholder meetings, and no such meetings are planned for 2003. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by the Fund within a reasonable period of time prior to printing and mailing proxy material for such meeting.

Investment Advisor - Fifth Third Asset Management, Inc., 38 Fountain Square Plaza, MD 1090-EF, Cincinnati, Ohio 45263.

Investment Sub-Advisor - (Small Cap Value Fund) Chartwell Investment Partners, LP, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

Administrator - Fifth Third Bank, 38 Fountain Square Plaza, MD 1090-EF, Cincinnati, Ohio 45263.

Distributor - Fifth Third Funds Distributor, Inc, 3435 Stelzer Road, Columbus, Ohio 43219.

As of September 8, 2003, the Funds believe that Fifth Third Bank and its bank affiliates had investment authority with respect to ___% of the Funds' Shares. As a consequence, Fifth Third Bank may be deemed to be a controlling person of the Fund under the 1940 Act. [BISYS AND FIFTH THIRD TO PROVIDE]

As of September 8, 2003, to the knowledge of the Fund's management, the Officers and Trustees of the Funds owned less than 1% of the outstanding Shares of the Funds, and such Officers and Trustees, as a group, owned less than 1% of the outstanding Shares of the Funds.

The following table sets forth, as of September 8, 2003 (unless otherwise indicated), the beneficial ownership of each current Trustee, each nominee for

Trustee, each of the executive officers, the executive officers and Trustees as a group, and each shareholder known to management of the Funds to own beneficially more than 5% of the outstanding Shares of the Funds. Unless otherwise indicated, the Funds believe that the beneficial owner set forth in the table has sole voting and investment power. [BISYS TO PROVIDE]

                                                     PERCENT OF THE
                                                      CLASS TOTAL
                                                     ASSETS HELD BY
FUND/CLASS      NO. OF SHARES                        THE SHAREHOLDER



For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

The Funds' executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

A copy of the Funds' Annual Report dated July 31, 2002, and Semi-Annual Report dated January 31, 2003, is available upon request and may be obtained without cost by calling 1-800-282-5706.

                                  INTRODUCTION

This Meeting is being called for the following purposes: [Proposal 1 is not contained in this Proxy Statement as it relates to shareholders of the Fifth Third International GDP Fund and the Fifth Third Worldwide Fund only. Those shareholders will receive a separate document.] (2) to elect five Trustees to the Funds' Board of Trustees, (3) to approve an Amended and Restated Declaration of Trust, (4a and 4b) to approve a change to a fundamental investment limitation regarding inter-fund lending, (5) to approve an Amended and Restated Investment Advisory Contract, (6a and 6b) to approve a change to a fundamental investment limitation regarding diversification, and (7) to transact such other business as may properly come before the Meeting or any adjournment thereof.

Approval of Proposal 2 requires the affirmative vote of the majority of votes cast by the Trust. Approval of Proposal 3 requires the affirmative vote of the majority of outstanding shares of the Trust. Approval of Proposals 4a, 4b, 6a, 6b and 7 requires the affirmative vote of the majority of outstanding shares as to each Fund. Approval of Proposal 5 requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Funds present at the Meeting, if the holders of more than 50% of the outstanding

Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Funds.

                     PROPOSAL (2)--ELECTION OF FIVE TRUSTEES
                         TO THE FUNDS' BOARD OF TRUSTEES

Proposal 1 relates to the election of Trustees of the Funds. The Board proposes the election of the five nominees named in the table below. Each nominee, including those who are not "interested persons" of the Funds as that term is defined by the 1940 Act ("Independent Trustees"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the five nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as the Board may recommend.

TRUSTEE INFORMATION

The Trustees and nominees of the Funds, their ages, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the following table. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                            TERM OF        PRINCIPAL              NUMBER OF
                                          OFFICE AND      OCCUPATION            PORTFOLIOS IN      OTHER
                        POSITION(S)         LENGTH        DURING THE            FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS           HELD WITH          OF TIME          PAST 5                 OVERSEEN        HELD BY
  AND AGE               THE FUND            SERVED          YEARS                 BY TRUSTEE       TRUSTEE
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
David J. Durham           Trustee        Indefinite,  President and Chief            37             None
Birthdate:                               June 2001-   Executive Officer
5/10/1945                                Present      of Clipper Products,
Inc., a wholesale
distributor, 1997-Present.

J. Joseph Hale Jr.        Trustee        Indefinite,  Vice President,                37             None
Birthdate:                March 2001-                 Corporate
9/11/1949                 Present                     Communications;
                                                      President, Cinergy
                                                      Foundation, November
                                                      2001-Present.  President,
                                                      Cinergy Corp., Cincinnati
                                                      Gas & Electric Co., The
                                                      Union Light Heat &
                                                      Power Co., November 2000-
                                                      October 2001.  Vice President,
                                                      Corporate Communications,
                                                      August 1996-June 2000.


                                       11

                                            TERM OF        PRINCIPAL              NUMBER OF
                                          OFFICE AND      OCCUPATION            PORTFOLIOS IN      OTHER
                        POSITION(S)         LENGTH        DURING THE            FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS           HELD WITH          OF TIME          PAST 5                 OVERSEEN        HELD BY
  AND AGE               THE FUND            SERVED          YEARS                 BY TRUSTEE       TRUSTEE
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
John E. Jaymont           Trustee        Indefinite,  AVP, PIANKO,                   37             Printing
Birthdate:                               October      February 2002-Present.                        Industries of
12/5/1944                                2001-        Business management                           America: Web
                                         Present      consultant, April 2000-                       Offset Assoc.,
                                                      February 2002.  President,                    Director;
                                                      Metroweb Corp. (publication                   Master
                                                      printing), 1997-2000.                         Printers
                                                                                                    of America,
                                                                                                    Trustee.

David J. Gruber           Trustee        First Time   Ohio Arts & Sports             37             None
Birthdate:                               Nominee      Facilities Commission
8/19/63                                               (state funding oversight
                                                      agency), CFO, April 2003 -
                                                      Present. Ohio Expositions
                                                      Commission (state fair and
                                                      expo center), Finance
                                                      Director, April 1996 -
                                                      April 2003.

INTERESTED TRUSTEE

Edward Burke              Chairman -     Indefinite,  President of Carey             37             The
Carey*                    Board of       January      Realty Investments,                           Foundation
Birthdate:                Trustees       1989-        Inc.                                          of the
7/2/1945                                 Present                                                    Catholic
                                                                                                    Diocese of
                                                                                                    Columbus-
                                                                                                    Trustee Ohio
                                                                                                    and
                                                                                                    Kentucky
                                                                                                    Chapters of
                                                                                                    the Counselors
                                                                                                    of Real
                                                                                                    Estate-Trustee,
                                                                                                    Chairman.

* Mr. Carey is treated by the Fund as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund and the Investment Advisor. Mr. Carey is an "interested person" because of his business transactions with Fifth Third Bank and its affiliates. Mr. Carey's wife owns shares of Fifth Third Bank.

For Trustees who are not Independent Trustees, positions held with affiliated persons of the Fund (other than as set forth above) are listed in the following table.

                                          POSITIONS HELD WITH AFFILIATED PERSONS
NAME                                      OR PRINCIPAL UNDERWRITERS OF THE FUND
--------------------------------------------------------------------------------
Edward Burke Carey                        None

This table shows the number of shares of each fund beneficially owned by each nominee as of December 31, 2002. In cases where the amount owned in any class of a fund is more than 1% of the fund's or class' assets, as applicable, the percentage owned is also noted.

                                                                                AGGREGATE DOLLAR
                                                                                   RANGE OF
                                                                               EQUITY SECURITIES
                                                                              IN ALL FUNDS OVERSEEN
  NAME OF TRUSTEE             DOLLAR RANGE OF EQUITY                            OR TO BE OVERSEEN
    OR NOMINEE                SECURITIES IN THE FUND                          BY TRUSTEE OR NOMINEE
---------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

David J. Durham      Fifth Third Bond Fund: $10,001 - $50,000                   $50,001 - $100,000
                     Fifth Third Mid Cap Growth Fund: $10,001 - $50,000
                     Fifth Third Multi Cap Value Fund: $10,001 - $50,000
                     Fifth Third Quality Growth Fund: $10,001 - $50,000

J. Joseph Hale, Jr.  None                                                               None

John E. Jaymont      Fifth Third Quality Growth Fund: $1 - $10,000                   $1 - $10,000
                     Fifth Third Small Cap Growth Fund: $1 - $10,000
                     Fifth Third Worldwide Fund: $1 - $10,000

David J. Gruber      None                                                               None

INTERESTED TRUSTEE

Edward Burke Carey   Fifth Third Large Cap Opportunity Fund:   > $100,000*
                       $50,001 - $100,000
                     Fifth Third Quality Growth Fund: >$100,000*
                     Fifth Third Prime Money Market Fund: $1 - $10,000
                     Fifth Third Balanced Fund: $10,001 - $50,000
                     Fifth Third International Equity Fund: $1 - $10,000
                     Fifth Third Mid Cap Growth Fund: > $100,000*
                     Fifth Third Technology Fund: $1 - $10,000
                     Fifth Third Government Money Market Fund:
                       $10,001 - $50,000

*    denotes greater than $100,000

For Trustees and nominees who are Independent Trustees, this table provides information as of December 31, 2002 concerning the beneficial ownership of each Trustee or nominee and his immediate family members in securities of the Investment Advisor and the Funds' principal underwriter or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Advisor or the Funds' principal underwriter.

                             NAME OF OWNERS
NAME OF                     AND RELATIONSHIP
TRUSTEE OR                     TO TRUSTEE                   TITLE     VALUE OF     PERCENT
NOMINEE                        OR NOMINEE     COMPANY     OF CLASS   SECURITIES   OF CLASS
------------------------------------------------------------------------------------------
David J. Durham                   None         None         None        None        None

J. Joseph Hale, Jr.               None         None         None        None        None

John E. Jaymont                   None         None         None        None        None

David J. Gruber                   None         None         None        None        None

The compensation table below sets forth the total compensation paid to the Trustees by the Funds for the fiscal year ended July 31, 2003.

                                                                          TOTAL
                                         PENSION OR     ESTIMATED      COMPENSATION
                                         RETIREMENT       ANNUAL          FROM
                      AGGREGATE       BENEFITS ACCRUED   BENEFITS      THE FUNDS AND
      NAME OF        COMPENSATION        AS PART OF        UPON        FUND COMPLEX
 PERSON, POSITION   FROM THE FUNDS     FUND EXPENSES    RETIREMENT   PAID TO TRUSTEES
-------------------------------------------------------------------------------------
INDEPENDENT         Board    Audit
TRUSTEES                   Committee

David J. Durham    $23,000   $2,500         None           None          $25,500

J. Joseph
  Hale, Jr.        $23,000   $2,500         None           None          $25,500

John E. Jaymont    $23,000   $4,000         None           None          $27,000

David J. Gruber     None      None          None           None            None

INTERESTED TRUSTEE

Edward Burke
  Carey            $29,000    None          None           None          $29,000

BOARD COMMITTEES AND MEETINGS

The Trust has an Audit Committee created in December 2000. The members of the Audit Committee are David J. Durham, J. Joseph Hale, Jr., and John E. Jaymont, all of whom are Independent Trustees. The Audit Committee will review financial statements and other audit-related matters for the Trust on an annual basis (and, as necessary, more frequently). The Audit Committee met three (3) times during the most recent full fiscal year.

The Trust also has a Nominations Committee comprised of David J. Durham, J. Joseph Hale, Jr., and John E. Jaymont, all of whom are Independent Trustees. The Nominations Committee meets as often as it deems appropriate for the primary purpose of nominating persons to serve as members of the Board of Trustees. The Nominations Committee did not meet during the Trust's most recent full fiscal year (but did meet subsequently on August 12, 2003 for purposes of nominating the one nominee discussed herein). The Nominations Committee will consider nominees recommended by shareholders. Such recommendations should be sent to the Nominations Committee at MD 1090EF, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

The Trust does not have a standing compensation committee or any committee performing similar functions.

With respect to the most recent full fiscal year, the Board of Trustees held four (4) regular meetings and no (0) special meetings. During the most recent full fiscal year, no incumbent Trustee attended less than 75% of the total number of Board meetings held during the time he was a Trustee and the number of meetings held by all committees of the Board on which he served during the time he was a member of such committee. The Trustees receive fees and expenses for each meeting of the Board of Trustees attended.

OFFICERS

The officers of the Funds, their current addresses, the position they hold with the Funds, their term of office and length of time served and a description of their principal occupations during the past five years are listed in the following table (if no address is listed, the address is 38 Fountain Square Plaza, Cincinnati, Ohio 45263):

                                     TERM OF
                     POSITION(S)    OFFICE AND
   NAME, ADDRESS      HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION
      AND AGE         THE FUND      TIME SERVED   DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------
C. David Bunstine      President    Indefinite,    Employee of BISYS
Birthdate:                          March 2003-    Fund Services Limited
7/30/1965                           Present        Partnership since
                                                   December 1987.

Russell D. Ungerman    Vice         Indefinite,    Trust Officer of
Birthdate:             President    September      Fifth Third Bank, 1998-
2/9/1971                            2002-Present   Present. Trust Officer of
                                                   Wilmington Trust Co.,
                                                   1994-1998.

Rodney L. Ruehle       Vice         Indefinite,    Employee of BISYS
Birthdate:             President    September      Fund Services Limited
4/26/1968              and          2001-Present   Partnership since
                       Secretary                   August 1995.

Adam S. Ness           Treasurer    Indefinite,    Employee of BISYS
Birthdate:                          September      Fund Services Limited
10/14/1972                          2001-Present   Partnership since June 1998.
                                                   Prior to that time,
                                                   employee of KPMG LLP.

Warren Leslie          Assistant    Indefinite,    Employee of BISYS
Birthdate:             Secretary    September      Funds Service Limited
2/13/1962              and          2001-Present   Partnership since
                       Assistant                   May 1995.
                       Treasurer

For officers of the Funds, positions held with affiliated persons or principal underwriters of the Trust (other than as set forth above) are listed in the following table:

                           POSITIONS HELD WITH AFFILIATED PERSONS
NAME                       OR PRINCIPAL UNDERWRITERS OF THE FUND
--------------------------------------------------------------------------------
C. David Bunstine          BISYS Fund Services, Vice President,
                           Client Services

Russell Ungerman           Fifth Third Bank, Trust Officer

Rodney L. Ruehle           BISYS Fund Services, Director,
                           Compliance Services

Adam S. Ness               BISYS Fund Services, Vice President,
                           Financial Services

Warren Leslie              BISYS Fund Services, Director, Client Services

The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices. Fifth Third Bank receives fees from the Funds for acting as Administrator. BISYS Fund Services LP receives fees from the Funds for acting as Sub-Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as Sub-Transfer Agent and for providing fund accounting services to the Funds.

INDEPENDENT AUDITORS.

Pricewaterhouse Coopers LLP ("PwC"), independent accountants, has been selected by the Audit Committee and appointed by the Board as the independent auditor of the Funds for the current fiscal year. A representative of PwC [is][is not] expected to be present at the Meeting, [will][will not] have the opportunity to make a statement and [is][is not] expected to be available to respond to appropriate questions.

On April 10, 2002, the Audit Committee, on behalf of the Funds, terminated Arthur Andersen LLP ("Arthur Andersen") as the Funds' independent auditor. The principal accountant's report on the financial statements of the Funds for either of the past two years has not contained an adverse opinion or a disclaimer of opinion, nor were either qualified or modified as to uncertainty, audit scope or accounting principles. Between August 1, 2000 and April 10, 2002, there were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, had any such disagreement not been resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its report. On April 10, 2002, the Audit Committee appointed PwC as the Fund's independent auditor, subject to the receipt by the Funds of an acceptable fee schedule. On September 19, 2002, the Board of Trustees approved the appointment of PwC as the Funds' independent auditor.

The following table sets forth the aggregate fees billed for professional services rendered by PwC during the Funds' most recent full fiscal year:

                          FINANCIAL INFORMATION SYSTEMS
         AUDIT FEES      DESIGN AND IMPLEMENTATION FEES    ALL OTHER FEES
--------------------------------------------------------------------------------
          $295,250                     N/A                     $77,451

The fees disclosed under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered during the Funds' most recent full fiscal year to the Fund, the Investment Advisor and to any entity controlling, controlled by or under common control with the Investment Advisor that provided services to the Fund. [In selecting PwC, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Funds' auditors, whether the non-audit services covered in the table above under "Financial Information System Design and Implementation Fees" and "All Other Fees" performed by PwC for the Fund, the Investment Advisor and certain related parties are compatible with maintaining the independence of PwC as the Funds' principal accountants.]

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

The Trust as a whole must approve this Proposal. This means that approval of this Proposal requires the affirmative vote of the majority of votes cast by the Trust as a whole.

The Trustees unanimously recommend that Shareholders of the Funds vote to elect the five nominees to the Board of Trustees.

     PROPOSAL (3)--APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST

The Trustees have approved, and are recommending that Shareholders approve, an Amended and Restated Declaration of Trust for the Trust. The Amended and Restated Declaration of Trust, which will be in the form attached to this proxy statement as Appendix A, has been marked to show changes from the Trust's existing Declaration of Trust. The proposed changes to the Declaration of Trust would eliminate an unnecessary and unduly burdensome requirement and provide the Trustees with more flexibility and broader authority to take advantage of certain regulatory developments.

Set forth below is a description of the proposed amendments:

         1. Amendment to Eliminate Need to Amend the Declaration of Trust to Establish New Series and Classes of Shares. The Declaration of Trust would be amended to permit the Trustees to establish new series and classes of the Trust without the need to amend the Declaration of Trust. Presently, the Declaration of Trust lists each of the Trust's currently designated series and classes and provides that the Declaration of Trust must be amended by a majority vote of the Trustees of the Trust in order to establish any additional series or class. The current Declaration of Trust does not require a shareholder vote to amend the Declaration of Trust when adding new series or classes. The proposed amendment would allow the Trustees to create new series and classes without the necessity of the time and expense of amending the Declaration of Trust.

         2. Amendment to Requirements Regarding Sub-Advisory Agreements. The Declaration of Trust would be amended to give the Trust's adviser the right to enter into sub-advisory agreements, subject to applicable legal requirements under the 1940 Act. Presently, the Declaration of Trust provides that the Trust's adviser may only enter into a sub-advisory agreement with respect to a series of the Trust "subject to a Majority Shareholder Vote by the relevant Series or Class". The proposed amendment would eliminate the "subject to a Majority Shareholder Vote" requirement and allow the Trust's adviser to enter into sub-advisory agreements to the extent permitted by the 1940 Act. This amendment would give the Trust's adviser the flexibility to enter into sub-advisory agreements without the necessity of the time and expense of obtaining a shareholder vote, unless such vote is required by the 1940 Act. Normally, a shareholder vote would be required, however, the proposed amendment would permit the Trust to take advantage of statutory or regulatory changes and developments. For instance, if the Trust were to obtain a "manager-of-managers" exemptive order from the Securities and Exchange Commission, the Trust's adviser would be permitted to hire and fire subadvisers with respect to each series of the Trust without a shareholder vote.

         3. Amendments Conforming the Name of the Trust. The Declaration of Trust would be amended in various sections to reflect the current name of the Trust. Presently, the Declaration of Trust contains references to "Fountain Square," the prior name of the Trust. The proposed amendment is intended to make conforming name changes that were not made by prior amendments.

The descriptions of the principal provisions of the existing and proposed Declaration of Trust set forth above are summaries and are not complete. Please read the form of Amended and Restated Declaration of Trust which is attached to this proxy statement as Appendix A for a complete description of the changes being proposed.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of this Proposal requires an affirmative vote of a majority of the outstanding shares of the Trust.

The Trustees unanimously recommend that Shareholders of the Funds vote to approved the Amended and Restated Declaration of Trust.

                    PROPOSAL (4A)--APPROVAL OF A CHANGE TO A
                  FUNDAMENTAL INVESTMENT LIMITATION REGARDING
          INTER-FUND LENDING (ALL FUNDS EXCEPT THE MONEY MARKET FUNDS)

This proposal relates to amending the fundamental policy with respect to making loans for the following Funds:

Fifth Third Small Cap Value Fund         Fifth Third LifeModel Moderately Conservative
                                         FundSM

Fifth Third Small Cap Growth Fund        Fifth Third LifeModel Conservative FundSM

Fifth Third Mid Cap Growth Fund          Fifth Third Strategic Income Fund

Fifth Third Large Cap Opportunity Fund   Fifth Third Technology Fund

Fifth Third Quality Growth Fund          Fifth Third International Equity Fund

Fifth Third Large Cap Core Fund          Fifth Third Bond Fund

Fifth Third Equity Index Fund            Fifth Third Intermediate Bond Fund

Fifth Third Balanced Fund                Fifth Third Short Term Bond Fund

Fifth Third Micro Cap Value Fund         Fifth Third U.S. Government Bond Fund

Fifth Third Multi Cap Value Fund         Fifth Third Municipal Bond Fund

Fifth Third Disciplined Large Cap        Fifth Third Intermediate Municipal Bond Fund
Value Fund

Fifth Third LifeModel Aggressive FundSM  Fifth Third Ohio Municipal Bond Fund

Fifth Third LifeModel Moderately         Fifth Third Michigan Municipal Bond
Aggressive                               Fund FundSM

Fifth Third LifeModel Moderate FundSM

The proposed change will enhance the policy and permit the Funds to more easily respond to changes in the laws and regulations governing investment companies and developments in the mutual fund industry.

If this proposal is approved, the Funds will be able to lend money to the extent permitted by order of the SEC. The current lending policy of each Fund is as follows:

      The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

Under this current lending policy, the Funds are not permitted to lend cash to other Funds of the Trust. The proposed policy below, will permit such lending, subject to applicable SEC limitations, and will thereby enhance the ability of the Funds to earn higher rates of interest on short-term loans.

      The Funds will not lend any of their respective assets except that (i) cash may be lent to other Funds of the Trust subject to applicable SEC limitations and (ii) portfolio securities up to one-third of the value of total assets may be lent to third parties. The preceding limitation shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Each Fund as a whole must approve this Proposal. This means that approval of this Proposal requires the affirmative vote of the majority of votes cast by each Fund.

The Trustees unanimously recommend that Shareholders of the Funds vote to approve a change to a fundamental investment limitation regarding inter-fund lending.

                    PROPOSAL (4B)--APPROVAL OF A CHANGE TO A
                  FUNDAMENTAL INVESTMENT LIMITATION REGARDING
                  INTER-FUND LENDING (MONEY MARKET FUNDS ONLY)

This proposal relates to amending the fundamental policy with respect to making loans for the following Funds:

Fifth Third Prime Money Market Fund           Fifth Third Institutional Government Money Market Fund

Fifth Third Municipal Money Market Fund       Fifth Third Michigan Municipal Money Market Fund

Fifth Third Government Money Market Fund      Fifth Third Institutional Money Market Fund

Fifth Third U.S. Treasury Money Market Fund

The proposed change will enhance the policy and permit the Funds to more easily respond to changes in the laws and regulations governing investment companies and developments in the mutual fund industry.

If this proposal is approved, the Funds will be able to lend money to the extent permitted by order of the SEC. The current lending policy of each Fund is as follows:

      The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets (except that the U.S. Treasury Money Market Fund may not loan any of its assets). This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

Under this current lending policy, the Funds are not permitted to lend cash to other Funds of the Trust. The proposed policy below, will permit such lending, subject to applicable SEC limitations, and will thereby enhance the ability of the Funds to earn higher rates of interest on short-term loans.

      The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets except that (i) cash may be lent to other Funds of the Trust subject to applicable SEC limitations and (ii) portfolio securities of the Funds (other than the U.S. Treasury Money Market Fund) may be lent to third parties. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Each Fund as a whole must approve this Proposal. This means that approval of this Proposal requires the affirmative vote of the majority of votes cast by each Fund.

The Trustees unanimously recommend that Shareholders of the Funds vote to approve a change to a fundamental investment limitation regarding inter-fund lending.

                    PROPOSAL (5)--APPROVAL OF AN AMENDED AND
                     RESTATED INVESTMENT ADVISORY CONTRACT

NOTE: DISCUSSION 1 RELATES TO ALL FUNDS EXCEPT THE FIFTH THIRD SMALL CAP VALUE FUND AND THE FIFTH THIRD LARGE CAP OPPORTUNITY FUND. DISCUSSION 2 RELATES TO THE FIFTH THIRD LARGE CAP OPPORTUNITY FUND ONLY.

DISCUSSION 1

On August 12, 2003, the Trustees, including a majority of the Trustees who are not interested persons of the Funds, as defined in the 1940 Act, unanimously approved on behalf of the Funds the proposed Amended and Restated Investment Advisory Contract between the Funds and Fifth Third Asset Management, Inc. ("FTAM"). A copy of the proposed Amended and Restated Investment Advisory Contract is included as Appendix B to this proxy statement. Other than a new contract date, the proposed Amended and Restated Investment Advisory Contract differs from the current investment advisory contract in one respect only - it provides that the manager of managers structure, as described below, applies to each Fund in the Trust.

Here are some of the factors you should consider in determining whether to approve the proposed Amended and Restated Investment Advisory Contract:

     o The Board of Trustees has unanimously approved the proposed Amended and Restated Investment Advisory Contract;

     o The proposed Amended and Restated Investment Advisory Contract will permit a Fund to hire, terminate and replace sub-advisors more efficiently according to the judgment of the Board, Independent Trustees, and the investment advisor; and

     o Other than a new contract date and the manager of managers provision, there will be no material difference between the current investment advisory contract and the proposed Amended and Restated Investment Advisory Contract.

CURRENT INVESTMENT ADVISORY CONTRACT

At the present time, FTAM serves as investment advisor to the Funds pursuant to an investment advisory contract dated February 28, 2003 (the "Current Investment Advisory Contract"). The Current Investment Advisory Contract was last approved by the Board on September 18, 2002 and submitted to a shareholder vote on March 28, 2003 (consent of sole shareholder of the Fifth Third Small Cap Value Fund). The Current Investment Advisory Contract will continue in effect as to a Fund from year to year, if such continuance is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of a Fund as defined in the 1940 Act and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The Current Investment Advisory Contract may be terminated as to a Fund at any time on 60 days' written notice without penalty by the Trustees or by vote of a majority of the outstanding shares of a Fund as defined in the 1940 Act. The Current Investment Advisory Contract also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Under the Current Investment Advisory Contract, FTAM may make the day-to-day investment decisions for a Fund or employ a sub-advisor at its expense to provide day-to-day management. Regardless of whether it employs a sub-advisor, FTAM continuously reviews, supervises and administers a Fund's investment programs. As consideration for its services, FTAM is entitled to the following fees (based on a Fund's average daily net assets):


-------------------------------------------------------------------------------------------------------------------
                                    Assets As Of Fiscal Year
Fund                                Ended July 31, 2003           Investment Advisory Fee Rate
-------------------------------------------------------------------------------------------------------------------
                                                            Contractual     Actual (in effect as of 7/31/03)
-------------------------------------------------------------------------------------------------------------------
Fifth Third International GDP Fund      $208,328,466.42     0.75 of 1%      0.75 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Worldwide Fund              19,456,475.42       1%              1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Prime Money Market Fund     2,004,917,598.89    0.40 of 1%      0.40 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Government                  452,497,315.02      0.40 of 1%      0.40 of 1%
Money Market Fund
-------------------------------------------------------------------------------------------------------------------
Fifth Third Municipal                   252,518,294.43      0.50 of 1%      0.15 of 1%
Money Market Fund
-------------------------------------------------------------------------------------------------------------------
Fifth Third Quality Growth Fund         1,037,493,981.46    0.80 of 1%      0.80 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Disciplined Large Cap
Value Fund                              354,359,344.22      0.80 of 1%      0.80 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Balanced Fund               270,057,351.36      0.80 of 1%      0.80 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Mid Cap Growth Fund         378,399,904.34      0.80 of 1%      0.80 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third International Equity Fund   165,293,117.01      1% (assets up   1% (assets up
                                                            to $1 billion); to $1 billion);
                                                            0.85 of 1%      0.85 of 1%
                                                            (assets >       (assets >
                                                            $1 billion)     $1 billion)
-------------------------------------------------------------------------------------------------------------------
Fifth Third Technology Fund             37,090,945.72       1%              1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Intermediate Bond Fund      816,889,618.63      0.55 of 1%      0.55 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Bond Fund                   333,528,274.76      0.60 of 1%      0.60 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third U.S. Government Bond Fund   72,068,195.61       0.55 of 1%      0.44 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Municipal Bond Fund         78,388,401.01       0.55 of 1%      0.55 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Ohio Municipal Bond Fund    188,150,968.13      0.55 of 1%      0.55 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third U.S. Treasury Money         1,644,905,253.16    0.40 of 1%      0.25 of 1%
Market Fund
-------------------------------------------------------------------------------------------------------------------
Fifth Third Strategic Income Fund       141,803,832.69      1%              1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Multi Cap Value Fund        255,321,601.92      1%              1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Micro Cap Value Fund        149,734,564.09      1%              1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Institutional               616,998,680.77      0.40 of 1%      0.25 of 1%
Government Money
Market Fund
-------------------------------------------------------------------------------------------------------------------
Fifth Third Institutional               766,023,376.49      0.40 of 1%      0.10 of 1%
Money Market Fund
-------------------------------------------------------------------------------------------------------------------
Fifth Third Michigan Municipal Money    247,823,613.39      0.40 of 1%      0.40 of 1%
Market Fund
-------------------------------------------------------------------------------------------------------------------
Fifth Third Small Cap Growth Fund       410,716,599.80      0.70 of 1%      0.70 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Equity Index Fund           621,378,838.98      0.30 of 1%      0.25 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Large Cap Core Fund         203,151,520.90      0.70 of 1%      0.70 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Short Term Bond Fund        524,204,487.41      0.50 of 1%      0.50 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third Michigan Municipal          132,880,703.08      0.45 of 1%      0.45 of 1%
Bond Fund
-------------------------------------------------------------------------------------------------------------------
Fifth Third Intermediate Municipal      311,023,413.45      0.55 of 1%      0.55 of 1%
Bond Fund
-------------------------------------------------------------------------------------------------------------------
Fifth Third Ohio Tax Exempt Money       --                  0.40 of 1%      0.00% currently
Market Fund                                                                 not offered
-------------------------------------------------------------------------------------------------------------------

                                    Assets As Of Fiscal Year
Fund                                Ended July 31, 2003           Investment Advisory Fee Rate
-------------------------------------------------------------------------------------------------------------------
                                                            Contractual     Actual (in effect as of 7/31/03)
-------------------------------------------------------------------------------------------------------------------
Fifth Third Large Cap Opportunity Fund  23,999,752.35       0.80 of 1%      0.80 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Conservative      36,398,661.95       0.15 of 1%      0.03 of 1%
FundSM
-------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderately        69,960,766.48       0.15 of 1%      0.03 of 1%
Conservative FundSM
-------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderate FundSM   116,494,977.92      0.15 of 1%      0.03 of 1%
-------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderately        110,475,294.13      0.15 of 1%      0.03 of 1%
Aggressive FundSM
-------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Aggressive        46,629,510.55       0.15 of 1%      0.03 of 1%
FundSM
-------------------------------------------------------------------------------------------------------------------
Fifth Third Small Cap Value Fund        73,270,653.13       0.90 of 1%      0.90 of 1%
-------------------------------------------------------------------------------------------------------------------

PROPOSED AMENDED AND RESTATED INVESTMENT ADVISORY CONTRACT

With the exception of the contract date and the provision with respect to the manager of managers structure described below, the proposed Amended and Restated Investment Advisory Contract is identical in all material respects to the Current Investment Advisory Contract.

The Funds and the investment advisor are seeking exemptive relief from the Securities and Exchange Commission ("SEC" ) to permit the investment advisor, subject to certain conditions, including the prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (the "Manager of Managers Structure"). If exemptive relief is obtained from the SEC, the investment advisor will have the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the investment advisor. With respect to the Fifth Third Small Cap Value Fund, prior approval was obtained from the Board at a meeting held on September 18, 2003 and from the sole shareholder at the Fifth Third Small Cap Value Fund's organizational meeting held on March 28, 2003. As a result, the Current Investment Advisory Contract permits the investment advisor to employ the Manager of Managers Structure with respect to the Small Cap Value Fund upon receipt of the exemptive order from the SEC.

At a Board meeting held on August 12, 2003, the Board unanimously approved the Amended and Restated Investment Advisory Contract, which provides for the employment of the Manager of Managers Structure with respect to each Fund and also determined that is in the best interests of shareholders of such Funds to approve the Amended and Restated Investment Advisory Contract. In reaching this conclusion, the Board determined that the Manager of Managers Structure will provide two principal benefits to shareholders. First, it will reduce fund expenses to the extent that a Fund employing the Manager of Managers Structure will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or materially amended. Second, it will enable a Fund employing the Manager of

Managers Structure to operate more efficiently. In particular, it will permit a Fund to hire, terminate and replace sub-advisors more efficiently according to the judgment of the Board, Independent Trustees, and the investment advisor.

In the event that holders of a majority of the outstanding Shares of any Fund as defined in the 1940 Act do not vote in the affirmative with respect to the proposed Amended and Restated Investment Advisory Contract, the Trustees will consider such further action as they may determine to be in the best interests of the Funds' Shareholders.

DISCUSSION 2

On August 12, 2003, the Trustees, including a majority of the Trustees who are not interested persons of the Funds, as defined in the 1940 Act, unanimously approved on behalf of the Fifth Third Large Cap Opportunity Fund ("Large Cap Opportunity Fund") the proposed Amended and Restated Investment Advisory Contract as described above and included as Appendix B to this proxy statement. Under the proposed Amended and Restated Investment Advisory Contract FTAM would act as investment advisor to the Large Cap Opportunity Fund with regard to selecting the Large Cap Opportunity Fund's investments and placing all orders for purchases and sales of the Large Cap Opportunity Fund's securities, subject to the direction and supervision of the Trustees, any written guidelines adopted by the Trustees and furnished to FTAM, and in accordance with the Large Cap Opportunity Fund's written investment restrictions.

Consideration of the proposed Amended and Restated Investment Advisory Contract is being requested because the Trustees believe that it would be in the shareholders' best interests to have talented investment personnel with extensive experience and a proven track record to manage the Large Cap Opportunity Fund's assets. Specifically, the Trustees believe that it would be beneficial to the Large Cap Opportunity Fund and its shareholders to hire an investment advisor with FTAM's expertise.

If the proposed Amended and Restated Investment Advisory Contract with FTAM is approved by shareholders and if the proposal to change the Fund's subclassification from a diversified company to a non-diversified company is approved by shareholders, the Fund will be renamed the Fifth Third Select Stock Fund (the "Select Stock Fund"). The Select Stock Fund will achieve its investment objective of long-term capital appreciation by normally concentrating its investments in a group of only 20 to 30 stocks. These stocks will be selected primarily for their growth potential. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. The Select Stock Fund's benchmark index will be the Russell 1000(R) Index.

The main risks of investing in the Select Stock Fund are that returns may vary, and investors could lose money. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices. The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if an investor sells his shares in the Fund he may get back less money.

The Fund will be classified as a non-diversified company. This means it may hold larger positions in a smaller number of securities than a fund that is classified as a diversified company. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

An investment in the Fund is not a deposit or an obligation of Fifth Third Bank or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Select Stock Fund will be co-managed by Steven E. Folker and E. Keith Wirtz. Add bios?

Here are some of the factors you should consider in determining whether to approve the proposed Amended and Restated Investment Advisory Contract:

     o The Board of Trustees has unanimously approved the proposed Amended and Restated Investment Advisory Contract;

     o FTAM will provide investment management advisory services to the Large Cap Opportunity Fund (to be renamed the Select Stock Fund) subject to the direction and supervision of the Board of Trustees;

     o The Select Stock Fund will achieve its investment objective of long-term capital appreciation by normally concentrating its investments in a group of only 20 to 30 stocks and the Fund's subclassification will change from a diversified company to a non-diversified company; and

     o There will be no change in the fees payable by the Large Cap Opportunity Fund for advisory services as a result of approval of the proposed Amended and Restated Investment Advisory Contract.

CURRENT INVESTMENT ADVISORY CONTRACT

On August 12, 2003 and effective as of August 13, 2003, the Board of Trustees terminated the investment advisory contract dated January 21, 1998 as amended August 1, 2002 with Heartland Capital Management, Inc. (the "Heartland Investment Advisory Contractand replaced Heartland Capital Management, Inc. ("Heartland") with FTAM as the investment advisor to the Large Cap Opportunity Fund.

As permitted under the 1940 Act, FTAM began providing investment advisory services to the Large Cap Opportunity Fund on August 13, 2003 under an interim advisory contract with the Large Cap Opportunity Fund. FTAM will continue to provide such services until shareholder approval of the Amended and Restated Investment Advisory Contract is obtained, or, absent such approval, for no longer than 150 days. The terms of the Heartland Investment Advisory Contract and the interim advisory contract are identical except for the duration provision, which requires that the interim advisory contract continues for no longer than 150 days. Under the Heartland Investment Advisory Contract and the interim advisory contract, the investment advisor is responsible for (i) providing investment research and supervision of the investments of the Large Cap Opportunity Fund and (ii) conducting a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Large Cap Opportunity Fund's assets subject to (a) the direction and supervision of the Trustees, (b) any written guidelines adopted by the Trustees and furnished to the investment advisor, (c) and in accordance with the Large Cap Opportunity Fund's written investment restrictions.

Under the Heartland Investment Advisory Contract, Heartland served as the investment advisor to the Large Cap Opportunity Fund. The Heartland Investment Advisory Contract was last submitted to a consent of the original shareholder of the Large Cap Opportunity Fund on ________ [BISYS TO PROVIDE], the date the Large Cap Opportunity Fund commenced operations. The Heartland Investment Advisory Contract would have continued in effect from year to year, if such continuance was approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding shares of the Large Cap Opportunity Fund and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The Heartland Investment Advisory Contract could be terminated at any time on 60 days' written notice without penalty by the Trustees or by vote of a majority of the outstanding shares of the Large Cap Opportunity Fund. The Heartland Investment Advisory Contract also would terminate automatically in the event of any assignment, as defined in the 1940 Act.

Under the Heartland Investment Advisory Contract, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under such contract on the part of Heartland, Heartland would not be liable to the Trust or to the Large Cap Opportunity Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

As consideration for its services, Heartland was entitled to a fee of eighty one-hundredths of one percent (0.80%) of the Large Cap Opportunity Fund's average daily net assets. For the fiscal year ended July 31, 2003, the Large Cap Opportunity Fund paid Heartland $190,917.89 [FIFTH THIRD TO CONFIRM] for advisory services.

Heartland, located at 251 North Illinois Street, Suite 300, Indianapolis, Indiana 46204, is a wholly owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly owned subsidiary of Fifth Third Bancorp. Fifth Third Bancorp is a diversified financial services company headquartered in Cincinnati, Ohio. It operates through 16 affiliates in Ohio, Kentucky, Indiana, Michigan, Illinois, West Virginia, Tennessee and Florida. Fifth Third Bancorp provides a broad array of products and services through four primary business lines: Commercial Banking, Retail Banking, Investment Advisors and Midwest Payment Systems, Fifth Third Bank's data processing subsidiary. With $81 billion in assets as of December 31, 2002, Fifth Third Bancorp is among the top 15 largest bank holding companies in the country and among the 10 largest in market capitalization. As of June 30, 2003, Heartland had approximately $ million of assets under management, including approximately $ million of assets held by mutual funds. [FIFTH THIRD TO PROVIDE]

PROPOSED AMENDED AND RESTATED INVESTMENT ADVISORY CONTRACT

If approved, the proposed Amended and Restated Investment Advisory Contract (described more fully above under "Current Investment Advisory Contract") will include the Large Cap Opportunity Fund (to be renamed the Select Stock Fund). Other than the contract date, the Amended and Restated Investment Advisory Contract differs from the Heartland Investment Advisory Contract only in two ways by providing that (i) the laws of the State of Pennsylvania (rather than Ohio) will govern and (ii) the Manager of Managers Structure, which is described more fully above under "Proposed Amended and Restated Investment Advisory Contract," will be added.

In unanimously approving the proposed Amended and Restated Investment Advisory Contract and recommending its approval by Shareholders, the Trustees, including the independent Trustees, considered the best interests of Shareholders of the Large Cap Opportunity Fund and took into account all factors they deemed relevant. The factors considered by the independent Trustees included the nature, quality and extent of the services to be provided by FTAM and data on investment performance, management fees and expense ratios of competitive funds. Specifically, the Trustees considered the following with respect to FTAM: (i) its research and investment philosophy; (ii) the composition of its management team, which is designed to enhance on-site presence and relationship development with management of the portfolio companies; (iii) management team compensation arrangements; (iv) risk management measures; (iv) performance of accounts similar to the Fund that are managed by FTAM; and (vi) the advisory fees to be paid to FTAM. After considering these factors, the Trustees concluded that the proposed Amended and Restated Investment Advisory Contract would be beneficial to the Large Cap Opportunity Fund and to its shareholders. As explained above, if the proposed Amended and Restated Investment Advisory Contract with FTAM is approved by shareholders and if the proposal to change the Large Cap Opportunity Fund's subclassification from a diversified company to a non-diversified company is approved by shareholders, the Fund will be renamed the Fifth Third Select Stock Fund (the "Select Stock Fund"). The Select Stock Fund will achieve its investment objective of long-term capital appreciation by normally concentrating its investments in a group of only 20 to 30 stocks. These stocks will be selected primarily for their growth potential. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. The Select Stock Fund's benchmark index will be the Russell 1000(R) Index.

In the event that holders of a majority of the outstanding Shares of the Large Cap Opportunity Fund vote in the negative with respect to the proposed Amended and Restated Investment Advisory Contract, the Trustees will consider such further action as they may determine to be in the best interests of the Large Cap Opportunity Fund's shareholders.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE ADVISOR

FTAM, a registered investment advisor under the Investment Advisers Act of 1940, is located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is in turn a wholly-owned subsidiary of Fifth Third Bancorp. FTAM (and its predecessors), with a team of approximately 28 investment strategists and portfolio managers, 18 equity and fixed income research analysts, and 12 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975. As of June 30, 2003, FTAM had approximately $13.1 billion of assets under management in the Fifth Third Funds.

                                                                                  Percent of
                                                                                  Voting Shares
                                                                                  Owned by
                                                                     Basis of     Immediate
Entity                                  Address                      Control      Parent
-----------------------------------------------------------------------------------------------
Fifth Third Bancorp                     38 Fountain Square Plaza,    Holding      100%
                                        Cincinnati, Ohio 45263       Company
-----------------------------------------------------------------------------------------------
Fifth Third Financial Corporation       38 Fountain Square Plaza,    Parent       100%
                                        Cincinnati, Ohio 45263       Company
-----------------------------------------------------------------------------------------------
Fifth Third Bank                        38 Fountain Square Plaza,    Parent       100%
                                        Cincinnati, Ohio 45263       Company
-----------------------------------------------------------------------------------------------
Fifth Third Asset Management, Inc.      38 Fountain Square Plaza,    N/A
                                        Cincinnati, Ohio 45263
-----------------------------------------------------------------------------------------------

The name, address, and principal occupation of the principal executive officer and each director of FTAM are as follows [FIFTH THIRD TO PROVIDE]:

                                                            Principal
Name and Address          Position(s) held with FTAM        Occupation
----------------------------------------------------------------------

[FIFTH THIRD TO PROVIDE THE NAME OF ANY OFFICER OR DIRECTOR OF THE TRUST WHO IS AN OFFICER, EMPLOYEE, DIRECTOR OR SHAREHOLDER OF FTAM]

No Trustee of the Trust has made a purchase or sale, or has had any material interest, direct or indirect, in any material transaction or in any material proposed transaction with, FTAM or its affiliates since the beginning of the Trust's most recent fiscal year. No officer of the Trust owns securities or has any other material direct or indirect interest in FTAM or its affiliates. [R&G TO CONFIRM]

INFORMATION ABOUT THE ADMINISTRATOR AND DISTRIBUTOR

Fifth Third Bank (the "Administrator"), 38 Fountain Square, Cincinnati, Ohio 45263, serves as the Trust's Administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

Fifth Third Funds Distributor, Inc. (the "Distributor"), 3435 Stelzer Road, Columbus, Ohio 43219 serves as the distributor of the Funds' shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

PORTFOLIO TRANSACTIONS

During the Trust's fiscal year ended July 31, 2003 the Trust paid $7,233,678.83 in brokerage commissions. Fifth Third Securities, Inc., an affiliated broker, was paid $180,692.80.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Each Fund as a whole must approve this Proposal. This means that approval of this Proposal requires the affirmative vote of : (a) 67% or more of the Shares of each Fund as a whole present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of each Fund as a whole, whichever is less.

The Trustees unanimously recommend that Shareholders of the Funds vote to approve the Amended and Restated Investment Advisory Contract.

         PROPOSAL (6A)--APPROVAL OF AMENDMENT TO FUNDAMENTAL INVESTMENT
             LIMITATION REGARDING DIVERSIFICATION (EXCEPT THE FIFTH
           THIRD OHIO MUNICIPAL BOND FUND AND THE MONEY MARKET FUNDS)

This proposal relates to the following funds:

Fifth Third Disciplined Large Cap Value Fund      Fifth Third Large Cap Opportunity Fund

Fifth Third Mid Cap Growth Fund                   Fifth Third Quality Growth Fund

Fifth Third Technology Fund                       Fifth Third Balanced Fund

Fifth Third Bond Fund                             Fifth Third International Equity Fund

Fifth Third Municipal Bond Fund                   Fifth Third Intermediate Bond Fund

Fifth Third Multi Cap Value Fund                  Fifth Third U.S. Government Bond Fund

Fifth Third Micro Cap Value Fund                  Fifth Third Strategic Income Fund

Fifth Third Equity Index Fund                     Fifth Third Small Cap Growth Fund

Fifth Third Short Term Bond Fund                  Fifth Third Large Cap Core Fund

Fifth Third Intermediate Municipal Bond Fund      Fifth Third Michigan Municipal Bond Fund

Fifth Third LifeModel Moderately                  Fifth Third LifeModel Conservative FundSM
Conservative FundSM

Fifth Third LifeModel Moderately                  Fifth Third LifeModel Moderate FundSM
Aggressive FundSM

Fifth Third Small Cap Value Fund                  Fifth Third LifeModel Aggressive FundSM

The current fundamental policy of the Funds concerning diversification states that:

      With respect to 75% of the value of their respective total assets, none of the Funds (with the exception of the Ohio Municipal Bond Fund) will purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. None of the Funds (other than the Short Term Bond Fund, Michigan Municipal Bond Fund, and Municipal Bond Fund) will acquire more than 10% of the outstanding voting securities of any one issuer.

The Trustees and the investment advisor recommend that shareholders of the Funds vote to replace the current fundamental policy of the Funds concerning diversification with a comparable fundamental policy as follows:

      Each of the Funds (except the Fifth Third Large Cap Opportunity Fund and the Ohio Municipal Bond Fund) may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Should shareholders of the Funds approve the change above, the following explanation to the policy will be added:

      Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund.

These changes are intended to make the policy easier to understand and to reflect any new requirements of the Investment Company Act of 1940, and the rules and regulations thereunder as such requirements arise.

Special Section for Shareholders of the Large Cap Opportunity Fund

On August 12, 2003, the Board approved changing the Large Cap Opportunity Fund's subclassification under Section 5(b) of the 1940 Act from a diversified company to a non-diversified company. Currently, the Large Cap Opportunity Fund has a subclassification as a diversified company. This subclassifications means that the Fund, with respect to 75% its assets, may not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its assets would be invested in the securities of that issuer. It also means that the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer.

FTAM believes that, both in current market conditions and, more importantly, over longer time periods, a subclassification as a non-diversified company which enables the Fund the flexibility to concentrate in a limited pool of stocks holds the most promise of maximizing performance for shareholders. This change in subclassification will allow the Fund to hold larger positions in a smaller number of securities than a fund that is classified as a diversified company. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return. In addition, in the past, and almost certainly in the future, there may be periods where a diversified company subclassification will produce greater yields and lower volatility than will the proposed non-diversified company subclassification. Nonetheless, the FTAM of the Fund believes that by adopting a subclassification as a non-diversified company, the Fund will provide greater value to its shareholders over time.

Therefore, as mentioned above, if the proposal to change the Large Cap Opportunity Fund's subclassification from a diversified company to a non-diversified company is approved by shareholders and if the proposed Amended and Restated Investment Advisory Contract with FTAM is approved by shareholders, the Fund will be renamed the Fifth Third Select

Stock Fund (the "Select Stock Fund"). The Select Stock Fund will achieve its investment objective of long-term capital appreciation by normally concentrating its investments in a group of only 20 to 30 stocks. These stocks will be selected primarily for their growth potential. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. The Select Stock Fund's benchmark index will be the Russell 1000(R) Index.

The Board determined this change to be in the best interests of shareholders based on information received from FTAM.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Each Fund as a whole must approve this Proposal. This means that approval of this Proposal requires the affirmative vote of the majority of votes cast by each Fund.

The Trustees unanimously recommend that Shareholders of the Funds vote to approve a change to a fundamental investment limitation regarding diversification.

                     PROPOSAL (6B)--APPROVAL OF AMENDMENT TO
                  FUNDAMENTAL INVESTMENT LIMITATION REGARDING
                    DIVERSIFICATION (MONEY MARKET FUNDS ONLY)

This proposal relates to the following funds:

Fifth Third Prime Money Market Fund             Fifth Third Institutional Government Money Market Fund

Fifth Third Municipal Money Market Fund         Fifth Third Michigan Municipal Money Market Fund

Fifth Third Government Money Market Fund        Fifth Third Institutional Money Market Fund

Fifth Third U.S. Treasury Money Market Fund

As stated above, the current fundamental policy of the Funds concerning diversification states that:

      With respect to 75% of the value of its total assets, the Prime Money Market Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, and Michigan Municipal Money Market Fund will not purchase securities issued by any one issuer having a value of more than 5% of the value of its total assets except repurchase agreements and U.S. government obligations. The total amount of the remaining 25% of the value of the Prime Money Market Fund's total assets may be invested in a single issuer if the Advisor believes such a strategy to be prudent. The Prime Money Market Fund considers the type of bank obligations it purchases to be cash items.

      With respect to 75% of the value of its total assets, the Municipal Money Market Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. For purposes of this limitation, non-governmental users of facilities financed by industrial development or pollution control revenue bonds are considered to be issuers.

The Trustees and the investment advisor recommend that shareholders of the Funds vote to replace the current fundamental policy of the Funds concerning diversification with a comparable fundamental policy as follows:

      Each of the Funds may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Should shareholders of the Funds approve the change above, the following explanation to the policy will be added:

      Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund.

These changes are intended to make the policy easier to understand and to reflect any new requirements of the Investment Company Act of 1940, and the rules and regulations thereunder as such requirements arise.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Each Fund as a whole must approve this Proposal. This means that approval of this Proposal requires the affirmative vote of the majority of votes cast by each Fund.

The Trustees unanimously recommend that Shareholders of the Funds vote to approve a change to a fundamental investment limitation regarding diversification.

    PROPOSAL (7)--OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of a Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at said Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Meeting.

If at the time any session of the Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Shareholder proposals to be presented at any future meeting of Shareholders of the Funds must be received by the Funds a reasonable time before the Funds' solicitation of proxies for that meeting in order for such proposals to be considered for inclusions in the proxy materials relating to that meeting.

If you do not expect to attend the Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary. Shareholders may also vote by telephone or the Internet.

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). SHAREHOLDER MAY ALSO VOTE BY TELEPHONE OR THE INTERNET.

IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING.

                                 APPENDIX INDEX

Amended and Restated Declaration of Trust                     Appendix A


Amended and Restated Investment Advisory Contract             Appendix B

                                   Appendix A
                                Fifth Third Funds

                                     FORM OF
                              Declaration of Trust

                                TABLE OF CONTENTS

                                                                       Page

ARTICLE I.  NAMES AND DEFINITIONS                                         3
---------------------------------
   Section 1.  Name                                                       3
   ----------------
   Section 2.  Definitions                                                3
   -----------------------

ARTICLE II.  PURPOSE OF TRUST                                             2
-----------------------------

ARTICLE III.  BENEFICIAL INTEREST                                         2
---------------------------------
   Section 1.  Shares of Beneficial Interest                              2
   -----------------------------------------
   Section 2.  Ownership of Shares                                        2
   -------------------------------
   Section 3.  Investment in the Trust                                    2
   -----------------------------------
   Section 4.  No Pre-emptive Rights                                      3
   ---------------------------------
   Section 5.  Establishment and Designation of Series or Class           3
   ------------------------------------------------------------

ARTICLE IV.  THE TRUSTEES                                                 4
-------------------------
   Section 1.  Management of the Trust                                    4
   -----------------------------------
   Section 2.  Election of Trustees at Meeting of Shareholders            4
   -----------------------------------------------------------
   Section 3.  Term of Office of Trustees                                 5
   --------------------------------------
   Section 4.  Termination of Service and Appointment of Trustees         5
   --------------------------------------------------------------
   Section 5.  Number of Trustees                                         5
   ------------------------------
   Section 6.  Effect of Death, Resignation, etc. of a Trustee            5
   -----------------------------------------------------------
   Section 7.  Ownership of Assets                                        5
   -------------------------------

ARTICLE V.  POWERS OF THE TRUSTEES                                        6
----------------------------------
   Section 1.  Powers                                                     6
   ------------------
   Section 2.  Principal Transactions                                     8
   ----------------------------------
   Section 3.  Trustees and Officers as Shareholders                      8
   -------------------------------------------------
   Section 4.  Parties to Contract                                        8
   -------------------------------

ARTICLE VI.  TRUSTEES' EXPENSES AND COMPENSATION                          8
------------------------------------------------
   Section 1.  Trustee Reimbursement                                      8
   ---------------------------------
   Section 2.  Trustee Compensation                                       9
   --------------------------------

ARTICLE VII.  INVESTMENT ADVISER, ADMINISTRATIVE
SERVICES, PRINCIPAL UNDERWRITER AND

TRANSFER AGENT                                                            9
--------------
   Section 1.  Investment Adviser                                         9
   ------------------------------
   Section 2.  Administrative Services                                    9
   -----------------------------------
   Section 3.  Principal Underwriter                                      9
   ---------------------------------
   Section 4.  Transfer Agent                                            10
   --------------------------

ARTICLE VIII.  SHAREHOLDERS' VOTING POWERS
-------------------------------------------
AND MEETINGS                                                             10
------------
   Section 1.  Voting Powers                                             10
   -------------------------
   Section 2.  Meetings                                                  10
   --------------------
   Section 3.  Quorum and Required Vote                                  10
   ------------------------------------
   Section 4.  Additional Provisions                                     11
   ---------------------------------

ARTICLE IX.  CUSTODIAN                                                   11
----------------------

ARTICLE X.  DISTRIBUTIONS AND REDEMPTIONS                                11
-----------------------------------------
   Section 1.  Distributions                                             11
   -------------------------
   Section 2.  Redemptions and Repurchases                               11
   ---------------------------------------
   Section 3.  Net Asset Value of Shares                                 12
   -------------------------------------
   Section 4.  Suspension of the Right of Redemption                     12
   -------------------------------------------------
   Section 5.  Trust's Right to Redeem Shares                            12
   ------------------------------------------

ARTICLE XI.  LIMITATION OF LIABILITY
-------------------------------------
AND INDEMNIFICATION                                                      13
-------------------
   Section 1.  Limitation of Personal Liability and Indemnification
   -----------------------------------------------------------------
   of Shareholders                                                       13
   ---------------
   Section 2.  Limitation of Personal Liability of Trustees,
   ---------------------------------------------------------
   Officers, Employees or Agents of the Trust                            13
   ------------------------------------------
   Section 3.  Express Exculpatory Clauses and Instruments               13
   -------------------------------------------------------

ARTICLE XII.  MISCELLANEOUS                                              14
---------------------------
   Section 1.  Trust is not a Partnership                                14
   --------------------------------------
   Section 2.  Trustee Action Binding, Expert Advice, No
   ------------------------------------------------------
   Bond or Surety                                                        14
   --------------
   Section 3.  Establishment of Record Dates                             14
   -----------------------------------------
   Section 4.  Termination of Trust                                      14
   --------------------------------
   Section 5.  Offices of the Trust, Filing of Copies, Headings,
   --------------------------------------------------------------
   Counterparts                                                          15
   ------------
   Section 6.  Applicable Law                                            15
   --------------------------
   Section 7.  Amendments -- General                                     15
   ---------------------------------
   Section 8.  Amendments -- Series                                      16
   --------------------------------
   Section 9.  Use of Name                                               16
   -----------------------

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                FIFTH THIRD FUNDS
                        (formerly Fountain Square Funds)


                    Dated September 15, 1988___________, 2003

         This AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made at Boston, Massachusetts this __th day of ______, 2003 (as so amended and restated, the "Declaration of Trust") by the Trustees hereunder and by the holders of shares of beneficial interest issued and to be issued hereunder as hereinafter provided, amending and restating the Declaration of Trust dated September 15, 1988, by J. Christopher Donahue, Frank Polefrone and Byron F. Bowman.1988 and amended November 25, 1988, May 16, 1989, March 13, 1991, June 10, 1991, June 5,
1992, March 5, 1993, March 29, 1994, December 15, 1993, January 23, 1996, June
17, 1997, December 31, 1997, March 23, 1998, October 22, 1998, July 14, 1999,
February 18, 2000, April 1, 2000, April 5, 2001, June 12, 2002 and September 18, 2002 (the "Amended Declaration of Trust").

         WHEREAS, the Trustees desire to establish a trust fund for the investment and reinvestment of funds contributed theretopursuant to Section 7 of
Article XII of the Amended Declaration of Trust the Trustees of the Trust have determined that the Amended Declaration of Trust should be amended;


         WHEREAS, the establishment and designation of those Series and Classes identified in Section 5 of Article III of the Amended Declaration of Trust remain effective, subject to the authority of the Trustees to modify the designation, rights and preferences of such Series and Classes; and

         WHEREAS, the shareholders have duly approved this Declaration of Trust;

         NOW, THEREFORE, the Trustees of this Trust direct that this Declaration of Trust be filed with the Secretary of State of The Commonwealth of Massachusetts and that this Declaration of Trust shall take effect as of the date of filing.

         WIINESSETH that

                  WHEREAS, this Trust has been formed to carry on the business of an investment company; and

         WHEREAS, the Trustees have agreed to manage all property owning into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

                  NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this Declaration of Trust IN TRUST as herein set forth below.

                                    ARTICLE I

                              NAMES AND DEFINITIONS

                  Section 1.  Name.
                  ---------   ----

                  This Trust shall be known as Fifth Third Funds.

                  Section 2.  Definitions.
                  ---------   -----------

                  Wherever used herein, unless otherwise required by the context or specifically provided:

                                    (a) The terms "Affiliated Person,"
                  "Assignment," "Commission, "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as amended from time to time;

                                    (b)  The "Trust" refers to Fifth Third
                  Funds;


                                    (c) "Class" refers to a classthe division of
                  Shares established and designated underrepresenting any series into two or more classes as provided in accordance with the provisions of Article III, Section 1 hereof;

                                    (d)  "Series" refers to a series ofthe one
                  or more separate investment portfolios of the Trust into which the assets and liabilities of the Trust may be divided and the Shares established and designated under or in accordance with the provisions of Article IIIthe Trust representing the beneficial interest of Shareholders in such respective portfolios;


                                    (e) "Series Company" refers to the form of a
                  registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision;

                                    (f)  "Shareholder" means a record owner of
                  Shares of any Series or Class;

                                    (g) The "Trustees" refer to the individual
                  Trustees in their capacity as Trustees hereunder of the Trust and their successor or successors for the time being in office as such Trustees;

                                    (h) "Shares" means the equal proportionate
                  units of interest into which the beneficial interest in the Trust shall be divided from time to time, or if more than one Series or Class of Shares is authorized by the Trustees, the equal proportionate units into which each Series or Class of Shares shall be divided from time to time and includes fractions of Shares as well as whole Shares; and

                                    (i) The "1940 Act" refers to the Investment
                  Company Act of 1940, and the Rules and Regulations thereunder, (including any exemptions granted thereunder) as amended from time to time.

                                   ARTICLE II

                                PURPOSE OF TRUST

                  The purpose of this Trust is to provide investors a continuous source of managed investments by investing primarily in securities (including options) and also in debt instruments, commodities, commodity contracts and options thereon.

                                   ARTICLE III

                               BENEFICIAL INTEREST

                  Section 1.  Shares of Beneficial Interest.
                  ---------  ------------------------------


                  The Shares of the Trust shall be issued in one or more series as the Trustees may, without Shareholder approval, authorize. The beneficial interest in the Trust shall at all times be divided into transferable Shares, without par value. Subject to the provisions of Section 5 of this Article III, each Share shall have voting rights as provided in Article VIII hereof, and holders of the Shares of any Series shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article X,
Section 1 hereof. The Trustees may, without Shareholder approval, divide the Shares of any Series may be issued inseries into two or more Classes, as the Trustees may authorize pursuant to Article XII, Section

8 hereofclasses. Unless the Trustees have authorized the issuance of Shares of a Series in two or more Classes, each Share of a Series shall represent an equal proportionate interest in the assets and liabilities of the Series with each other Share of the same Series, none having priority or preference over another. If the Trustees have authorized the issuance of Shares of a Series in two or more Classes, then the Classes may have such variations as to dividend, redemption, and voting rights, net asset values, expenses borne by the Classes, and other matters as the Trustees have authorized provided that each Share of a Class shall repesentrepresent an equal proportionate interest in the assets and liabilities of the Class with each other Share of the same Class, none having priority or preference over another. The number of Shares authorized shall be unlimited. The Trustees may from time to time divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interests in the Series or Class.


                  Section 2.  Ownership of Shares.
                  ---------   -------------------

                  The ownership of Shares shall be recorded in the books of the Trust or a transfer agent which books shall be maintained separately for the Shares of each Series or Class. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust or any transfer agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series or Class and as to the number of Shares of each Series or Class held from time to time by each.

                  Section 3.  Investment in the Trust.
                  ---------   -----------------------

                  The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize. After the date of the initial contribution of capital (which shall occur prior to the initial public offering of Shares), the number of Shares to represent the initial contribution shall be considered as outstanding and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust to be allocated among any Series or Classes in the manner described in
Section 5(a) of this Article. Subsequent to such initial contribution of capital, Shares (including Shares which may have been redeemed or repurchased by the Trust) may be issued or sold at a price which will net the relevant Series or Class, as the case may be, before paying any taxes in connection with such issue or sale, not less than the net asset value (as defined in Article X, Section 3) thereof; provided, however, that the Trustees may in their discretion impose a sales charge upon investments in the Trust.

                  Section 4.  No Pre-emptive Rights.
                  ---------   ---------------------

                  Shareholders shall have no pre-emptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

                  Section 5.  Establishment and Designation of Series
                  ---------   ----------------------------------------
or Class.
--------


                  Without limiting the authority of the Trustees set forth in
Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series shall be, and is established and designated as, Fountain Square U.S. Treasury Obligations Fund.

         Fifth Third Government Money Market Fund;

              Class A Shares;
              Institutional Shares;

         Fifth Third Prime Money Market Fund;

              Class A Shares;
              Class B Shares;
              Institutional Shares;
              Advisor Shares;

         Fifth Third Municipal Money Market Fund;

              Class A Shares;
              Institutional Shares;
              Select Shares;
              Preferred Shares;
              Trust Shares;

         Fifth Third Quality Growth Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;
              Advisor Shares;

         Fifth Third Disciplined Large Cap Value Fund

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;

         Fifth Third Large Cap Opportunity Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;

         Fifth Third Balanced Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;
              Advisor Shares;

         Fifth Third Mid Cap Growth Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;
              Advisor Shares;

         Fifth Third International Equity Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;

         Fifth Third Technology Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;
              Advisor Shares;

         Fifth Third Intermediate Bond Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;

         Fifth Third Bond Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;
              Advisor Shares;

         Fifth Third U.S. Government Bond Fund;

              Class A Shares;
              Class C Shares;
              Institutional Shares;

         Fifth Third Intermediate Municipal Bond Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;

         Fifth Third Ohio Municipal Bond Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;

         Fifth Third U.S. Treasury Money Market Fund;

              Institutional Shares;
              Select Shares;
              Preferred Shares;
              Trust Shares;

         Fifth Third Strategic Income Fund;

              Class C Shares;
              Institutional Shares;
              Advisor Shares;

         Fifth Third Multi Cap Value Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;
              Advisor Shares;

         Fifth Third Worldwide Fund;

              Class C Shares;
              Institutional Shares;
              Advisor Shares;

         Fifth Third Micro Cap Value Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;
              Advisor Shares;

         Fifth Third Institutional Government Money Market Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;
              Trust Shares;

         Fifth Third Institutional Money Market Fund;

              Institutional Shares;
              Select Shares;
              Preferred Shares;
              Service Shares;

         Fifth Third Michigan Municipal Money Market Fund;

              Class A Shares;
              Institutional Shares;

         Fifth Third International GDP Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;

         Fifth Third Small Cap Growth Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;
              Advisor Shares;

         Fifth Third Large Cap Core Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;

         Fifth Third Equity Index Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;
              Advisor Shares;
              Select Shares;
              Preferred Shares;
              Trust Shares;

         Fifth Third Short Term Bond Fund;

              Class A Shares;
              Institutional Shares;

         Fifth Third Michigan Municipal Bond Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;

         Fifth Third Municipal Bond Fund;

              Class A Shares;
              Class B Shares;
              Class C Shares;
              Institutional Shares;
              Advisor Shares;

         Fifth Third Ohio Tax Exempt Money Market Fund;

              Class A Shares;
              Institutional Shares;

         Fifth Third LifeModel Conservative FundSM;

              Institutional Shares;
              Class A Shares;
              Class B Shares;
              Class C Shares;

         Fifth Third LifeModel Moderately Conservative FundSM;

              Institutional Shares;
              Class A Shares;
              Class B Shares;
              Class C Shares;

         Fifth Third LifeModel Moderate FundSM;

              Institutional Shares;
              Class A Shares;
              Class B Shares;
              Class C Shares;

         Fifth Third LifeModel Moderately Aggressive FundSM;

              Institutional Shares;
              Class A Shares;
              Class B Shares;
              Class C Shares;

         Fifth Third LifeModel Aggressive FundSM;

                  Institutional Shares;
                  Class A Shares;
                  Class B Shares;
                  Class C Shares;

                  Shares of any Series or Class established in this Section 5of the Trust shall have the following relative rights and preferences:


         (a) Assets belonging to Series or Class. All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series or Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" that Series or Class. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series or Class (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series or Class shall belong to that Series or Class. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

         (b) Liabilities Belonging to Series or Class. The assets belonging to each particular Series or Class shall be charged with the liabilities of the Trust in respect to that Series or Class and all expenses, costs, charges and reserves attributable to that Series or Class, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so charged to a Series or Class are herein referred to as "liabilities belonging to" that Series or Class. Each allocation of liabilities belonging to a Series or classClass by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

         (c) Dividends, Distributions, Redemptions, Repurchases and Indemnification. Notwithstanding any other provisions of this Declaration, including, without limitation, Article X, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class) with respect to, nor any redemption or repurchase of the Shares of any Series or Class shall be effected by the Trust other than from the assets belonging to such Series or Class, nor except as specifically provided in Section 1 of Article XI hereof, shall any Shareholder of any particular Series or Class otherwise have any right or claim against the assets belonging to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class.

         (d) Voting. Notwithstanding any of the other provisions of this Declaration, including, without limitation, Section 1 of Article VIII, only Shareholders of a particular Series or Class shall be entitled to vote on any matters affecting such Series or Class. Except with respect to matters as to which any particular Series or Class is affected, all of the Shares of each Series or Class shall, on matters as to which such Series or Class is entitled to vote, vote with other Series or Classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more Series or Classes as a single class, the Trustees may, in their sole discretion, submit such matters to the Shareholders of any or all such Series or Classes, separately.

         (e) Fraction. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust or of any Series or Class.

         (f) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established by the Trustees.

          (g) Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class, unless otherwise required by applicable law, to combine the assets and liabilities belonging to a single Series or Class with the assets and liabilities of one or more other Series or Classes.

         (h) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may amend this Declaration of Trust to abolish that Series or Class and to rescind the establishment and designation thereof.

                                   ARTICLE IV

                                  THE TRUSTEES

                  Section 1.  Management of the Trust.
                  ---------   -----------------------

                  The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility. The Trustees who shall serve until the election of Trustees at the Meeting of Shareholders subsequent to the initial public offering of Shares shall be Lee A. Carter, Edward Burke Carey, J. Christopher Donahue, and Albert E. Harris.

                  Section 2.  Election of Trustees at Meeting of Shareholders.
                  ---------   -----------------------------------------------

                  On a date fixed by the Trustees, which shall be subsequent to the initial public offering of Shares, the Shareholders shall elect Trustees. The number of Trustees shall be determined by the Trustees pursuant to Article IV, Section 5.

                  Section 3.  Term of Office of Trustees.
                  ---------   --------------------------

                  The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his office at any time by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.

                  Section 4.  Termination of Service and Appointment
                  ---------   ---------------------------------------
of Trustees.
-----------

                  In case of the death, resignation, retirement, removal or mental or physical incapacity of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit. Such appointment shall be effected by the signing of a written instrument by a majority of the Trustees in office. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. Any appointment authorized by this Section 4 is subject to the provisions of Section 16(a) of the 1940 Act.

                  Section 5.  Number of Trustees.
                  ---------   ------------------

                  The number of Trustees, not less than three (3) nor more than twenty (20) serving hereunder at any time, shall be determined by the Trustees themselves.

                  Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled or while any Trustee is physically or mentally incapacitated, the other Trustees shall have all the powers hereunder and the certificate signed by a majority of the other Trustees of such vacancy, absence or incapacity, shall be conclusive, provided, however, that no vacancy which reduces the number of Trustees below three (3) shall remain unfilled for a period longer than six calendar months.

                  Section 6.  Effect of Death, Resignation, etc. of a Trustee.
                  ---------   -----------------------------------------------

                  The death, resignation, retirement, removal, or mental or physical incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

                  Section 7.  Ownership of Assets.
                  ---------   -------------------

                  The assets belonging to each Series or Class shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustee. All of the assets belonging to each Series or Class or owned by the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership interest in any individual asset belonging to any Series or Class or owned by the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in a Series or Class.

                                    ARTICLE V

                             POWERS OF THE TRUSTEES

                  Section 1.  Powers.
                  ---------   ------

                  The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust or a Series or Class. The Trustees shall not be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purpose of this Trust. Without limiting the foregoing, the Trustees shall have the following specific powers and authority, subject to any applicable limitation in this Declaration of Trust or in the By-Laws of the
Trust:

         (a) To buy, and invest funds in their hands in securities including, but not limited to, common stocks, preferred stocks, bonds, debentures, warrants and rights to purchase securities, options, certificates of beneficial interest, money market instruments, notes or other evidences of indebtedness issued by any corporation, trust or association, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any State of the United States, or by any political subdivision or agency or instrumentality of any State or foreign country, or in "when-issued" or "delayed-delivery" contracts for any such securities, or in any repurchase agreement or reverse repurchase agreement, or in debt instruments, commodities, commodity contracts and options thereon, or to retain assets belonging to each and every Series or Class in cash, and from time to time to change the investments of the assets belonging to each Series or Class;

         (b) To adopt By-Laws of the Trust not inconsistent with the Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

         (c) To Elect and remove such officers of the Trust and appoint and terminate such agents of the Trust as they consider appropriate;

         (d) To appoint or otherwise engage a bank or trust company as custodian of any assets belonging to any Series or Class subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

         (e) To appoint or otherwise engage transfer agents, dividend disbursing agents, Shareholder servicing agents, investment advisers, sub-investment advisers, principal underwriters, administrative service agents, and such other agents as the Trustees may from time to time appoint or otherwise engage;

         (f) To provide for the distribution of any Shares of any Series or Class either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both;

         (g)  To set record dates in the manner hereinafter provided for;

         (h) To delegate such authority as they consider desirable to a committee or committees composed of Trustees, including without limitation, an Executive Committee, or to any officers of the Trust and to any agent, custodian or underwriter;

         (i) To sell or exchange any or all of the assets belonging to one or more Series or Classes, subject to the provisions of Article XII, Section 4(b) hereof;

         (j) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

         (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

         (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies;

         (m) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which belongs to any Series or Class; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security which belongs to any Series or Class;

         (n) To engage in and to prosecute, compound, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, demands, and things relating to the Trust, and out of the assets belonging to any Series or Class to pay, or to satisfy, any debts, claims or expenses incurred in connection therewith, including those of litigation, upon any evidence that the Trustees may deem sufficient (such powers shall include without limitation any actions, suits, proceedings, disputes, claims, demands and things relating to the Trust wherein any of the Trustees may be named individually and the subject matter of which arises by reason of business for or on behalf of the Trust);

         (o) To make distributions of income and of capital gains to Shareholders;

         (p)  To borrow money;

         (q) From time to time to issue and sell the Shares of any Series or Class either for cash or for property whenever and in such amounts as the Trustees may deem desirable, but subject to the limitation set forth in
     Section 3 of Article III.

         (r) To purchase insurance of any kind, including, without limitation, insurance on behalf of any person who is or was a Trustee, Officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a Trustee, Director, Officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such.

         (s) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets belonging to any Series or Class.

         The Trustees shall have all of the powers set forth in this Section 1 with respect to all assets and liabilities of each Series and Class.

         Section 2.  Principal Transactions.
         ---------   ----------------------

         The Trustees shall not cause the Trust on behalf of any Series or Class to buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets belonging to any Series or Class to any Trustee or officer or employee of the Trust or any firm of which any such Trustee or officer is a member acting as principal unless permitted by the 1940 Act, but the Trust may employ any such other party or any such person or firm or company in which any such person is an interested person in any capacity not prohibited by the 1940 Act.

         Section 3.  Trustees and Officers as Shareholders.
         ---------   -------------------------------------

         Any Trustee, officer or other agent of the Trust or any Series or Class may acquire, own and dispose of Shares of any Series or Class to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued or sold Shares of any Series or Class to and buy such Shares from any such person or any firm or company in which he is an interested person subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the By-Laws.

         Section 4.  Parties to Contract.
         ---------   -------------------

         The Trustees may enter into any contract of the character described in
Article VII or in Article IX hereof or any other capacity not prohibited by the 1940 Act with any corporation, firm, trust or association, although one or more of the shareholders, Trustees, officers, employees or agents of the Trust or any Series or Class or their affiliates may be an officer, director, trustee, shareholder or interested person of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust or any Series or Class under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, in the absence of actual fraud. The same person (including a firm, corporation, trust or association) may be the other party to contracts entered into pursuant to
Article VII or Article IX or any other capacity not prohibited by the 1940 Act, and any individual may be financially interested or otherwise an interested person of persons who are parties to any or all of the contracts mentioned in this Section 4.

                                   ARTICLE VI

                       TRUSTEES' EXPENSES AND COMPENSATION

         Section 1.  Trustee Reimbursement.
         ---------   ---------------------

         The Trustees shall be reimbursed from the assets belonging to each particular Series or Class for all of such Trustees' expenses as such expenses are allocated to and among any one or more of the Series or Classes pursuant to
Article III, Section 5(b), including, without limitation, expenses of organizing the Trust or any Series or Class and continuing its or their existence; fees and expenses of Trustees and Officers of the Trust; fees for investment advisory services, administrative services and principal underwriting services provided for in Article VII, Sections 1, 2 and 3; fees and expenses of preparing and printing Registration Statements under the Securities Act of 1933 and the 1940 Act and any amendments thereto; expenses of registering and qualifying the Trust and any Series or Class and the Shares of any Series or Class under federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses and any amendments thereto sent to shareholders, underwriters, broker-dealers and to investors who may be considering the purchase of Shares; expenses of registering, licensing or other authorization of the Trust or any Series or Class as a broker-dealer and of its or their officers as agents and salesmen under federal and state laws and regulations; interest expenses, taxes, fees and commissions of every kind; expenses of issue (including cost of share certificates), purchases, repurchases and redemptions of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, Shareholder servicing agents and registrars; printing and mailing costs; auditing, accounting and legal expenses; reports to Shareholders and governmental officers and commissions; expenses of meetings of Shareholders and proxy solicitations therefor; insurance expenses; association membership dues and nonrecurring items as may arise, including all losses and liabilities by them incurred in administering the Trust and any Series or Class, including expenses incurred in connection with litigation, proceedings and claims and the obligations of the Trust under Article XI hereof and the By-Laws to indemnify its Trustees, Officers, employees, shareholders and agents, and any contract obligation to indemnify principal underwriters under Section 3 of Article VII; and for the payment of such expenses, disbursements, losses and liabilities, the Trustees shall have a lien on the assets belonging to each Series or Class prior to any rights or interests of the Shareholders of any Series or Class. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

         Section 2.  Trustee Compensation.
         ---------   --------------------

         The Trustees shall be entitled to compensation from the Trust from the assets belonging to any Series or Class for their respective services as Trustees, to be determined from time to time by vote of the Trustees, and the Trustees shall also determine the compensation of all Officers, consultants and agents whom they may elect or appoint. The Trust may pay out of the assets belonging to any Series or Class any Trustee or any corporation, firm, trust or other entity of which a Trustee is an interested person for services rendered in any capacity not prohibited by the 1940 Act, and such payments shall not be deemed compensation for services as a Trustee under the first sentence of this
Section 2 of Article VI.

                                   ARTICLE VII

             INVESTMENT ADVISER, ADMINISTRATIVE SERVICES, PRINCIPAL
                         UNDERWRITER AND TRANSFER AGENT

         Section 1.  Investment Adviser.
         ---------   ------------------


         Subject to a Majority Shareholder Vote by the relevant Series or Class, the Trustees may in their discretion from time to time enter into an investment advisory contract whereby the other party to such contract shall undertake to furnish the Trustees investment advisory services for such Series or Class upon such terms and conditions and for such compensation as the Trustees may in their discretion determine. Subject to applicable legal requirements under the Investment Company Act of 1940 a Majority Shareholder Vote by the relevant Series or Class, the investment adviser may enter into a sub-investment advisory contract to receive investment advice and/or statistical and factual information from the sub-investment adviser for such Series or Class upon such terms and conditions and for such compensation as the Trustees, in their discretion, may agree. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser or sub-investment adviser or any person furnishing administrative personnel and services as set forth in Article VII,
Section 2 (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities belonging to a Series or Class on behalf of the Trustees or may authorize any officer or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by the Trustees. The Trustees may also authorize the investment adviser to determine what firms shall be employed to effect transactions in securities for the account of a Series or Class and to determine what firms shall participate in any such transactions or shall share in commissions or fees charged in connection with such transactions.

         Section 2.  Administrative Services.
         ---------   -----------------------

         The Trustees may in their discretion from time to time contract for administrative personnel and services whereby the other party shall agree to provide the Trustees administrative personnel and services to operate the Trust or a Series or Class on a daily basis, on such terms and conditions as the Trustees may in their discretion determine. Such services may be provided by one or more entities.

         Section 3.  Principal Underwriter.
         ---------   ---------------------

         The Trustees may in their discretion from time to time enter into an exclusive or nonexclusive contract or contracts providing for the sale of the Shares of a Series or Class to net such Series or Class not less than the amount provided in Article III, Section 3 hereof, whereby a Series or Class may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such shares. In either case, the contract shall be on such terms and conditions (including indemnification of principal underwriters allowable under applicable law and regulation) as the Trustees may in their discretion determine not inconsistent with the provisions of this
Article VII; and such contract may also provide for the repurchase or sale of Shares of a Series or Class by such other party as principal or as agent of the Trust and may provide that the other party may maintain a market for shares of a Series or Class.

         Section 4.  Transfer Agent.
         ---------   --------------

         The Trustees may in their discretion from time to time enter into transfer agency and shareholder services contracts whereby the other party shall undertake to furnish a transfer agency and shareholder services. The contracts shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Declaration of Trust or of the By-Laws. Such services may be provided by one or more entities.

                                  ARTICLE VIII

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

         Section 1.  Voting Powers.
         ---------   -------------

         Subject to the provisions set forth in Article III, Section 5(d), the shareholders shall have power to vote, (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII,
Section 7; (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust or the Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

         Section 2.  Meetings.
         ---------   --------

         A Shareholders meeting shall be held as specified in Section 2 of
Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the outstanding Shares of all Series and Classes entitled to vote. Shareholders shall be entitled to at least fifteen days' notice of any meeting.

         Section 3.  Quorum and Required Vote.
         ---------   ------------------------

         Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of more than fifty percent of the total number of outstanding Shares of all Series and Classes entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, more than fifty percent of the shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholder's meeting of that Series or Class. If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened. Subject to any applicable requirement of law or of this Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee, and all other matters shall be decided by a majority of the votes cast and entitled to vote thereon.

         Section 4.  Additional Provisions.
         ---------   ---------------------

         The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

                                   ARTICLE IX

                                    CUSTODIAN

         The Trustees may, in their discretion, from time to time enter into contracts providing for custodial and accounting services to the Trust or any Series or Class. The contracts shall be on the terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Declaration of Trust or of the By-Laws. Such services may be provided by one or more entities, including one or more sub-custodians.

                                    ARTICLE X

                          DISTRIBUTIONS AND REDEMPTIONS

         Section 1.  Distributions.
         ---------   -------------

         (a) The Trustees may from time to time declare and pay dividends to the Shareholders of any Series or Class, and the amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees. Such dividends may be accrued and automatically reinvested in additional Shares (or fractions thereof) of the relevant Series or Class or paid in cash or additional Shares of such Series or Class, all upon such terms and conditions as the Trustees may prescribe.

         (b) The Trustees may distribute in respect of any fiscal year as dividends and as capital gains distributions, respectively, amounts sufficient to enable any Series or Class to qualify as a regulated investment company to avoid any liability for federal income taxes in respect of that year.

         (c) The decision of the Trustees as to what constitutes income and what constitutes principal shall be final, and except as specifically provided herein the decision of the Trustees as to what expenses and charges of any Series or Class shall be charged against principal and what against the income shall be final. Any income not distributed in any year may be permitted to accumulate and as long as not distributed may be invested from time to time in the same manner as the principal funds of any Series or Class.

         (d) All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the holders of that Series or Class in proportion to the number of Shares of that Series or Class held by such holders and recorded on the books of the Trust or its transfer agent at the date and time of record established for that payment.

   Section 2.  Redemptions and Repurchases.
   ---------   ---------------------------


         (a) In case any Shareholder of record of any Series or Class at any time desires to dispose of Shares of such Series or Class recorded in his name, he may deposit a written request (or such other form of request as the Trustees may from time to time authorize) requesting that the Trust purchase his Shares, together with such other instruments or authorizations to effect the transfer as the Trustees may from time to time require, at the office of the Transfer Agent, and the Trust shall purchase his Shares out of assets belonging to such Series or Class. The purchase price shall be the net asset value of his shares reduced by any redemption charge as the Trustees from time to time may determine.

   Payment for such Shares shall be made by the Trust to the Shareholder of record within that time period required under the 1940 Act after the request (and, if required, such other instruments or authorizations of transfer) is deposited, subject to the right of the Trustees to postpone the date of payment pursuant to Section 4 of this Article X. If the redemption is postponed beyond the date on which it would normally occur by reason of a declaration by the Trustees suspending the right of redemption pursuant to
   Section 4 of this Article X, the right of the Shareholder to have his Shares purchased by the Trust shall be similarly suspended, and he may withdraw his request (or such other instruments or authorizations of transfer) from deposit if he so elects; or, if he does not so elect, the purchase price shall be the net asset value of his Shares determined next after termination of such suspension (reduced by any redemption charge), and payment therefor shall be made within the time period required under the 1940 Act.

         (b) The Trust may purchase Shares of a Series or Class by agreement with the owner thereof at a purchase price not exceeding the net asset value per Share (reduced by any redemption charge) determined (1) next after the purchase or contract of purchase is made or (2) at some later time.

         (c) The Trust may pay the purchase price (reduced by any redemption charge) in whole or in part by a distribution in kind of securities from the portfolio of the relevant Series or Class, taking such securities at the same value employed in determining net asset value, and selecting the securities in such manner as the Trustees may deem fair and equitable.

         Section 3.  Net Asset Value of Shares.
         ---------   -------------------------

         The net asset value of each Share of a Series or Class outstanding shall be determined at such time or times as may be determined by or on behalf of the Trustees. The power and duty to determine net asset value may be delegated by the Trustees from time to time to one or more of the Trustees or Officers of the Trust, to the other party to any contract entered into pursuant to Section 1 or 2 of Article VII or to the custodian or to a transfer agent or other person designated by the Trustees.

         The net asset value of each Share of a Series or Class as of any particular time shall be the quotient (adjusted to the nearer cent) obtained by dividing the value, as of such time, of the net assets belonging to such Series or Class (i.e., the value of the assets belonging to such Series or Class less the liabilities belonging to such Series or Class exclusive of capital and surplus) by the total number of Shares outstanding of the Series or Class at such time in accordance with the requirements of the 1940 Act and applicable provisions of the By-Laws of the Trust in conformity with generally accepted accounting practices and principles.

         The Trustees may declare a suspension of the determination of net asset value for the whole or any part of any period in accordance with the 1940 Act.

         Section 4.  Suspension of the Right of Redemption.
         ---------   -------------------------------------

         The Trustees may declare a suspension of the right of redemption or postpone the date of payment for the whole or any part of any period in accordance with the 1940 Act.

         Section 5.  Trust's Right to Redeem Shares.
         ---------   ------------------------------

         The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder's account for their then current net asset value and promptly make payment to the shareholder (which payment may be reduced by any applicable redemption charge), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion.

                                   ARTICLE XI

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

         Section 1.  Limitation of Personal Liability and Indemnification
         ---------   ----------------------------------------------------
                     of Shareholders.
                     ----------------

         The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon such Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription to any Shares or otherwise.

         No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

         Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporate entity, its corporate or general successor) shall be entitled to be indemnified and reimbursed by the Trust to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Series or Class shall be held to be personally liable. Such indemnification and reimbursement shall come exclusively from the assets of the relevant Series or Class.

         The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust or any Series or Class and satisfy any judgment thereon.

         Section 2.  Limitation of Personal Liability of Trustees, Officers,
         ---------   -------------------------------------------------------
                     Employees or Agents of the Trust.
                     ---------------------------------

         No Trustee, officer, employee or agent of the Trust shall have the power to bind any other Trustee, officer, employee or agent of the Trust personally. The Trustees, officers, employees or agents of the Trust incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and each shall be deemed to be, acting as Trustee, officer, employee or agent of the Trust and not in his own individual capacity.

         Trustees and officers of the Trust shall be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.

         Section 3.  Express Exculpatory Clauses and Instruments.
         ---------   -------------------------------------------

         The Trustees shall use every reasonable means to assure that all persons having dealings with the Trust or any Series or Class shall be informed that the property of the Shareholders and the Trustees, officers, employees and agents of the Trust or any Series or Class shall not be subject to claims against or obligations of the Trust or any other Series or Class to any extent whatsoever. The Trustees shall cause to be inserted in any written agreement, undertaking or obligation made or issued on behalf of the Trust or any Series or Class (including certificates for Shares of any Series or Class) an appropriate reference to the provisions of this Declaration, providing that neither the Shareholders, the Trustees, the officers, the employees nor any agent of the Trust or any Series or Class shall be liable thereunder, and that the other parties to such instrument shall look solely to the assets belonging to the relevant Series or Class for the payment of any claim thereunder or for the performance thereof; but the omission of such provisions from any such instrument shall not render any Shareholder, Trustee, officer, employee or agent liable, nor shall the Trustee, or any officer, agent or employee of the Trust or any Series or Class be liable to anyone for such omission. If, notwithstanding this provision, any Shareholder, Trustee, officer, employee or agent shall be held liable to any other person by reason of the omission of such provision from any such agreement, undertaking or obligation, the Shareholder, Trustee, officer, employee or agent shall be indemnified and reimbursed by the Trust.

                                   ARTICLE XII

                                  MISCELLANEOUS

         Section 1.  Trust is not a Partnership.
         ---------   --------------------------

         It is hereby expressly declared that a trust and not a partnership is created hereby.

         Section 2.  Trustee Action Binding, Expert Advice, No Bond or Surety.
         ---------   --------------------------------------------------------

         The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. Subject to the provisions of Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

         Section 3.  Establishment of Record Dates.
         ---------   -----------------------------

         The Trustees may close the Share transfer books of the Trust maintained with respect to any Series or Class for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or any Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares of any Series or Class shall go into effect; or in lieu of closing the Share transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders of the Trust or any Series or Class, or the date for the payment of any dividend or the making of any distribution to Shareholders of any Series or Class, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares of any Series or Class shall go into effect, or the last day on which the consent or dissent of Shareholders of any Series or Class may be effectively expressed for any purpose, as a record date for the determination of the Shareholders entitled to notice of, and, to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of shares, or to exercise the right to give such consent or dissent, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding, after such date fixed aforesaid, any transfer of any Shares on the books of the Trust maintained with respect to any Series or Class. Nothing in the foregoing sentence shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

         Section 4.  Termination of Trust.
         ---------   --------------------

                           (a) This Trust shall continue without limitation of
                   time but subject to the provisions of paragraphs (b), (c) and
                   (d) of this Section 4.

                           (b) The Trustees may, by majority action, with the
                  approval of the holders of more than fifty percent of the outstanding Shares of each Series or Class entitled to vote and voting separately by Series or Class, sell and convey the assets of the Trust or any Series or Class to another trust or corporation. Upon making provision for the payment of all liabilities, by assumption or otherwise, the Trustees shall distribute the remaining proceeds belonging to each Series or Class ratably among the holders of the Shares of that Series or Class then outstanding.

                           (c) Subject to a Majority Shareholder Vote by such
                  Series or Class, the Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class.

                           (d) Upon completion of the distribution of the
                  remaining proceeds of the remaining assets as provided in paragraphs (b) and (c), the Trust or the applicable Series or Class shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder or with respect thereto and the right, title and interest of all parties shall be canceled and discharged.

         Section 5.  Offices of the Trust, Filing of Copies, Headings,
         ---------   -------------------------------------------------
                     Counterparts.
                     -------------

         The Trust shall maintain a usual place of business in Massachusetts, which, initially, shall be 2 Oliver Street, c/o CT Corporate Systems, Boston, Massachusetts, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts. The Trust may maintain other offices as the Trustees may from time to time determine. The original or a copy of this instrument and of each declaration of trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental declaration of trust shall be filed by the Trustees with the Massachusetts Secretary of State and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

         Section 6.  Applicable Law.
         ---------   --------------

         The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of The Commonwealth of Massachusetts. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

         Section 7.  Amendments-- General.
         ---------   --------------------

         Prior to the initial issuance of Shares pursuant to Section 3 of
Article III, a majority of the Trustees then in office may amend or otherwise supplement this instrument by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof. Subsequent to such initial issuance of Shares, amendments or supplements to this instrument may be authorized by a majority of the Trustees then in office and by the holders of a majority of the Shares of all Series and classes then outstanding and entitled to vote thereon (except that any amendments or supplements changing the name of the Trust or pursuant to Section 8 hereunder may be made without shareholder approval), or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, which amendment or supplement thereafter shall form a part hereof. Any such amendment or supplement (which may be in the form of a complete restatement) may be evidenced by either (i) a supplemental Declaration of Trust signed by at least a majority of the Trustees then in office or (ii) by a certificate of the President and Secretary of the Trust setting forth such amendment or supplement and certifying that such amendment or supplement has been duly authorized by the Trustees, and if required, by the shareholders. Copies of the supplemental Declaration of Trust or the certificate of the President and Secretary, as the case may be, shall be filed as specified in Section 5 of this Article XII.


         Section 8.  Amendments-- Series.
         ---------   -------------------

         The establishment and designation of any series or class of Shares in addition to those established and designated in Section 5 of Article III hereof shall be effective upon the execution by a majority of the then Trustees of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such Series or Class, or as otherwise provided in such instrument.

         Without limiting the generality of the foregoing, the Declaration of the Trust may be amended to:

                           (a) create one or more Series or Classes of Shares
                  (in addition to any Series or Classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine and reclassify any or all outstanding

                  Shares as Shares of particular Series or Classes in accordance with such eligibility requirements;

                           (b) combine two or more Series or Classes of Shares
                  into a single Series or Class on such terms and conditions as the Trustees shall determine;

                           (c) change or eliminate any eligibility requirements
                  for investment in Shares of any Series or Class, including without limitation the power to provide for the issue of Shares of any Series or Class in connection with any merger or consolidation of the Trust with another trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

                           (d) change the designation of any Series or Class of
                  Shares;

                           (e) change the method of allocating dividends among
                  the various Series and Classes of Shares;

                           (f) allocate any specific assets or liabilities of
                  the Trust or any specific items of income or expense of the Trust to one or more Series and Classes of Shares;

                  (g) specifically allocate assets to any or all Series or Classes of Shares or create one or more additional Series or Classes of Shares which are preferred over all other Series or Classes of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or Classes. Section 9. Use of Name.

         The Trust acknowledges that The Fifth Third Bank has reserved the right to grant the non-exclusive use of the name "Fountain SquareFifth Third" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor, or other business enterprise, and to withdraw from the Trust or one or more Series or Classes any right to the use of the name "FountainFifth SquareThird".

         IN WITNESS WHEREOF, the undersigned have executed this instrument the day and year first above written.

/s/ J. Christopher Donahue                           /s/ Frank Polefrone
J. Christopher Donahue                               Frank Polefrone


---------------------------------
Edward Burke Carey


/s/ Byron F. Bowman
---------------------------------
Byron F. Bowman


---------------------------------
J. Joseph Hale, Jr.


---------------------------------
David J. Durham


---------------------------------
John E. Jaymont

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                   APPENDIX B

                                     FORM OF
                                Fifth Third Funds
                          INVESTMENT ADVISORY CONTRACT

         This Contract is made between Fifth Third Asset Management Inc., (the "Advisor"), and Fifth Third Funds, a Massachusetts business trust having its principal place of business in Columbus, Ohio (the "Trust").

         WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and

         WHEREAS, the Advisor is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

      1. The Trust hereby appoints Advisor as Investment Advisor for each of the portfolios ("Funds") of the Trust on whose behalf the Trust executes an exhibit to this Contract, and Advisor, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Advisor shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

      2. Advisor, in its supervision of the investments of each of the Funds will be guided by each of the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission.

      3. The Trust shall pay or cause to be paid, on behalf of each Fund, all of the Fund's expenses and the Fund's allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of officers and Trustees of the Trust; fees for investment advisory services and administrative services; fees and expenses of preparing and printing amendments to its Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940; expenses of registering and qualifying the Trust, the Funds and shares of the Funds ("Shares") under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) and sales literature; expenses of registering, licensing, or other authorization of the Trust as a broker-dealer and of its officers as agents and salesmen under federal and state laws and regulations; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. The Trust will also pay each Fund's allocable share of such extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

      4. The Trust, on behalf of each of the Funds shall pay to Advisor, for all services rendered to such Fund by Advisor hereunder, the fees set forth in the exhibits attached hereto.

      5. The Advisor may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds); (i) to the extent that any Fund's expenses exceed such lower expense limitation; (ii) for any other reason, as the Advisor may, by notice to the Fund, voluntarily declare to be effective.

      6. This Contract shall begin for each Fund on the date that the Trust executes an exhibit to this Contract relating to such Fund. This Contract shall remain in effect for each Fund until the first meeting of Shareholders held after the execution date of an exhibit relating to the respective Fund, and if approved at such meeting by the shareholders of a particular Fund, shall continue in effect for such Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Advisor shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund.

      7. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Advisor.

      8. (a) This Contract may not be assigned by Advisor and shall automatically terminate in the event of any assignment. Advisor may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract, provided that no delegation of advisory responsibilities shall occur which would require approval under the Investment Company Act of 1940.

              (b) Notwithstanding any provision in this Contract, with respect to the Funds, Advisor may, consistent with the terms of the application for an exemptive order filed with the Securities and Exchange Commission on February 5, 2003 and upon receipt of such exemptive order, employ a manager of managers structure. This manager of managers structure permits Advisor, subject to approval by the Board of Trustees of the Trust, to hire any Subadvisor and materially amend any subadvisory contract without obtaining shareholder approval.

      9. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Contract on the part of Advisor, Advisor shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

      10. (a) Subject to the conditions set forth below, the Trust agrees to indemnify and hold harmless the Advisor and each person, if any, who controls the Advisor within the meaning of Section 15 of the 1933 Act and Section 20 of the Securities Exchange Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever, (including but not limited to any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make statements therein not misleading, unless such statement or omission was made in reliance upon and conformity with written information furnished to the Trust with respect to the Advisor by or on behalf of the Advisor expressly for use in the Registration Statement or Prospectus, or any amendment or supplement thereof.

      If any action is brought against the Advisor or any controlling person thereof in respect of which indemnity may be sought against the Trust pursuant to the foregoing paragraph, the Advisor shall promptly notify the Trust in writing of the institution of such action and the Trust shall assume the defense of such action, including the employment of counsel selected by the Trust and payment of expenses. The Advisor or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Advisor or such controlling person unless the employment of such counsel shall have been authorized in writing by the Trust in connection with the defense of such action or the Trust shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Trust. Anything in this paragraph to the contrary notwithstanding, the Trust shall not be liable for any settlement of any such claim or action effected without its written consent. The Trust agrees promptly to notify the Advisor of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees or controlling persons in connection with the issue and sale of shares or in connection with such Registration Statement or Prospectus.

      (b) The Advisor agrees to indemnify and hold harmless the Trust, each of its Trustees, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Trust within the meaning of
Section 15 of the 1933 Act, to the same extent as the foregoing indemnity from the Trust to the Advisor but only with respect to statements or omissions, if any, made in the Registration Statement or Prospectus or any amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Trust with respect to the Advisor by or on behalf of the Advisor expressly for use in the Registration Statement or Prospectus or any amendment or supplement thereof. In case any action shall be brought against the Trust or any other person so indemnified based on the Registration Statement or Prospectus, or any amendment or supplement thereof, and in respect of which indemnity may be sought against the Advisor, the Advisor shall have the rights and duties given to the Trust, and the Trust and each other person so indemnified shall have the rights and duties given to the Advisor by the provisions of subsection (a) above.

      (c) Nothing herein contained shall be deemed to protect any person against liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Contract.

      11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

      12. The Advisor acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Advisor agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature. The Trust agrees to cause its distributors to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Advisor of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

      13. Advisor is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Advisor shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

      14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

Witness the due execution hereof this ___ day of _____________________, 2003.

                                    Fifth Third Asset Management Inc.

                                    By:___________________
                                            John Schmitz
                                            Title:  President

                                            Fifth Third Funds

                                    By:___________________
                                            Rodney L. Ruehle
                                            Title: Vice President

                                                 AMENDED: ________________, 2003

                               FORM OF SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY CONTRACT

Funds:                                                Rate:
------                                                -----
Fifth Third Government Money Market Fund              0.40 of 1%
Fifth Third Prime Money Market Fund                   0.40 of 1%
Fifth Third Municipal Money Market Fund               0.50 of 1%
Fifth Third Quality Growth Fund                       0.80 of 1%
Fifth Third Disciplined Large Cap Value  Fund         0.80 of 1%
Fifth Third Balanced Fund                             0.80 of 1%
Fifth Third Mid Cap Growth Fund                       0.80 of 1%
Fifth Third International Equity Fund                 1% (assets up to
                                                      $1 billion)
                                                      0.85 of 1%
                                                      (assets > $1 billion)
Fifth Third Technology Fund                           1%
Fifth Third Intermediate Bond Fund                    0.55 of 1%
Fifth Third Bond Fund                                 0.60 of 1%
Fifth Third U.S. Government Bond Fund                 0.55 of 1%
Fifth Third Municipal Bond Fund                       0.55 of 1%
Fifth Third Ohio Municipal Bond Fund                  0.55 of 1%
Fifth Third U.S. Treasury Money Market Fund           0.40 of 1%
Fifth Third Strategic Income Fund                     1%
Fifth Third Multi Cap Value Fund                      1%
Fifth Third Worldwide Fund                            1%
Fifth Third Micro Cap Value Fund                      1%
Fifth Third Institutional Government Money
  Market Fund                                         0.40 of 1%
Fifth Third Institutional Money Market Fund           0.40 of 1%
Fifth Third Michigan Municipal Money
  Market Fund                                         0.40 of 1%
Fifth Third International GDP Fund                    0.75 of 1%
Fifth Third Small Cap Growth Fund                     0.70 of 1%
Fifth Third Equity Index Fund                         0.30 of 1%
Fifth Third Large Cap Core Fund                       0.70 of 1%
Fifth Third Short Term Bond Fund                      0.50 of 1%
Fifth Third Michigan Municipal Bond Fund              0.45 of 1%
Fifth Third Intermediate Municipal Bond Fund          0.55 of 1%
Fifth Third Ohio Tax Exempt Money Market Fund         0.40 of 1%
Fifth Third Select Stock Fund                         0.80 of 1%

Funds:                                                Rate:
------                                                -----
Fifth Third LifeModel Conservative FundSM             0.15 of 1%
Fifth Third LifeModel Moderately
  Conservative FundSM                                 0.15 of 1%
Fifth Third LifeModel Moderate FundSM                 0.15 of 1%
Fifth Third LifeModel Moderately
  Aggressive FundSM                                   0.15 of 1%
Fifth Third LifeModel Aggressive FundSM               0.15 of 1%
Fifth Third Small Cap Value Fund                      0.90 of 1%

         The advisory fee shall accrue daily and be paid to Advisor monthly.

         Witness the due execution hereof this ___ day of __________, 2003.

FIFTH THIRD FUNDS                   FIFTH THIRD ASSET
                                    MANAGEMENT, INC.

By: ___________________             By: ____________________
Name:  Rodney L. Ruehle             Name:  John B. Schmitz
Title: Vice President               Title: President

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132


THREE EASY WAYS TO VOTE YOUR PROXY.

TO VOTE BY TELEPHONE
    1) Read the Proxy Statement and
    have this Proxy card at hand.
    2) Call1-800-690-6903.
    3) Enter the 14-digit number at
    left and follow the simple
    instructions.

TO VOTE BY INTERNET
    1) Read the Proxy Statement and
    have this Proxy card at hand.
    2) Go to:WWW.PROXYWEB.COM
    3) Enter the 14-digit number at
    left and follow the simple
    instructions.

TO VOTE BY MAIL
    1) Read the Proxy Statement.
    2) Check one of the appropriate
    boxes on the reverse side.
    3) Sign and date the Proxy card.
    4) Return the Proxy card in the
    envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

**** CONTROL NUMBER: 999  999  999  999 99 ****

FIFTH THIRD FUNDS                                         PROXY FOR A MEETING OF
FUND NAME PRINTS HERE                           SHAREHOLDERS ON OCTOBER 30, 2003


This proxy is solicited by the Board of Trustees of Fifth Third Funds for use at a Meeting of Shareholders to be held on October 30, 2003 at 9:00 a.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints C. David Bunstine and Rodney L. Ruehle, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion. The undersigned hereby acknowledges receipt of the Notice of a Meeting dated September 18, 2003 and the Proxy Statement attached hereto.

                                             Date:_______________________, 2003

                              *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND
                                        RETURN THE PROXY CARD PROMPTLY USING
                                            THE ENCLOSED ENVELOPE ***

                             ---------------------------------------------------



                             ---------------------------------------------------
                             Signature(s) of Shareholder(s)    (SIGN IN THE BOX)

                             Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder is requested to sign, but only one signature is required.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED                IFTH THIRD CW

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


PROPOSAL (2) Election of Trustees. (All Funds)

Nominees: (01) Edward Burke Carey, (02) David J. Durham, (03) David J. Gruber,      FOR ALL FIVE
(04) J. Joseph                                                                     NOMINEES LISTED    WITHHOLD AUTHORITY
Hale, Jr., and (05) John E. Jaymont                                               (EXCEPT AS MARKED    TO VOTE FOR ALL
                                                                                    TO THE LEFT)       NOMINEES LISTED
To withhold authority to vote for any individual nominee, write that nominee's
name and/or number on the line below.                                                   [ ]                  [ ]

----------------------------------------------------------------
                                                                                        FOR         AGAINST          ABSTAIN
PROPOSAL (3)  Approval of the Amended and Restated Declaration of                       [ ]           [ ]              [ ]
              Trust. (All Funds)

PROPOSAL (4a) Approval of a change to a fundamental investment limitation               [ ]           [ ]              [ ]
              regarding inter-fund lending. (All Funds except the Money
              Market Funds)

PROPOSAL (4b) Approval of a change to a fundamental investment limitation               [ ]           [ ]              [ ]
              regarding inter-fund lending. (Money Market Funds only)

PROPOSAL (5)  Approval of the Amended and Restated Investment Advisory                  [ ]           [ ]              [ ]
              Contract. (All Funds except the Fifth Third Small Cap
              Value Fund)

PROPOSAL (6a) Approval of a change to a fundamental investment limitation               [ ]           [ ]              [ ]
              regarding diversification. (All Funds except the Ohio
              Municipal Bond Fund and the Money Market Funds)

PROPOSAL (6b) Approval of a change to a fundamental investment limitation               [ ]           [ ]              [ ]
              regarding diversification. (Money Market Funds only)

PROPOSAL (7) Transaction of such other business as may properly come                    [ ]           [ ]              [ ]
             before the Meeting. (All Funds)


Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposals.


                    PLEASE SIGN ANDDATE ON THE REVERSE SIDE.

                                                                  FIFTH THIRD CW